UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	June 30, 2012

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2012

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Fund Performance	12

Expense Examples	14

Investment Advisory Agreement Approval	18

Portfolio of Investments:

Money Market	22

Flexible Income	25

Global Infrastructure	39

Growth	42

Focus Growth	45

Multi Cap Growth	48

Mid Cap Growth	51

Financial Statements:

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Notes to Financial Statements	66

Financial Highlights	96

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited)

Dear Shareholder:

After starting the year on a relatively optimistic note, financial markets endured some disappointments but ultimately finished the six-month period ended June 30, 2012 mostly higher. While sluggish economic growth across Europe was expected given the ongoing debt crisis and the resulting austerity measures, indications of slowing in the U.S. and China further tempered investors' outlooks on the global economy. Some progress was made on containing Europe's debt woes, including the European Central Bank's (ECB) two long-term refinancing operations (or LTROs, in December 2011 and February 2012), which provided three-year loans to European banks, and coordinated monetary policy responses from central banks around the world, which boosted liquidity in the system. However, Greece's embattled legislative election in the spring and a bank bailout in Spain were a reminder that many fundamental issues have yet to be resolved. In the final days of the reporting period, the latest European summit yielded some positive developments, including a willingness to enable bank supervision at a federal, rather than national level and an easing of restrictions on access to rescue funds.

Domestic Equity Overview

In the first few months of 2012, improving data from the labor market, housing market, and consumer confidence and spending bolstered investor confidence about the U.S. economy's prospects. However, part of the improvement in jobs and consumer data was due to the unseasonably warm spring, and the positive momentum in these metrics did not last beyond April. The economy began to appear more sluggish in the second quarter of 2012. Concerns about the effects of the ongoing European debt crisis on economies in Europe and China also contributed to volatility in stock prices. Despite the challenging backdrop, corporate earnings generally remained within or above expectations during the period, although signs emerged after the close of the period (as second quarter earnings reports were being released) that earnings expectations would need to be lowered going forward. While U.S. stock market performance was weaker in the second quarter of 2012 than in the first quarter, the S&P 500 Index closed the six-month period up 9.49%.

Fixed Income Overview

In 2011, the Federal Open Market Committee announced that it expected to keep interest rates on hold until at least mid-2013. Yields on the short end of the yield curve remained anchored by the Fed's near-zero interest rate policy, keeping money market yields low. Given the weaker-than-expected economic conditions, the Federal Reserve (the Fed) extended its timeline to late-2014 at the beginning of this year. Since October 2011, the Fed has been buying longer-maturity Treasuries and selling short-term Treasuries to put downward pressure on longer-term interest rates. This program was scheduled to end in June 2012, but has been extended to December 2012.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Treasury yields rose in the first quarter but then declined in the second quarter, reflecting weaker growth as well as a flight to quality due to the European debt crisis. The 10-year Treasury yield reached an all time low of 1.47% at the beginning of June.

Agency mortgage-backed securities performed well over the period. The sector offers an attractive yield advantage in the current low yield environment. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives. Many borrowers are unable to refinance due to tighter underwriting standards. The U.S. housing market appears to be trying to find a bottom. The headline home price index was still showing a negative year-over-year trend at the end of the review period, but the momentum of the decline had meaningfully slowed.

The corporate segment outperformed Treasuries, aided by strong corporate balance sheets and low borrowing costs. The high yield corporate sector saw increased volatility in the second quarter of 2012 amid worries about the European debt crisis. For the period overall, the financial sector was the best-performing corporate sector.

International Equity Overview

Despite the concerns about the European debt crisis and the slackening pace of China's economy, many international equity markets posted gains for the six-month period ended June 30, 2012. The outcome of the European summit on June 28 and 29 surprised the markets, leading to a rally in the final days of the reporting period. However, the proposals' implementation details have yet to be worked out and the larger issue of developing a more sustainable framework for economic growth in the region remains. Meanwhile, European economies continued to show signs of deterioration, even within the so-called "core" countries. China's economy also cooled during the period, as export demand from the U.S. and Europe declined and credit remained restricted. The country's central bank unexpectedly cut interest rates in June (and again in July, just after the end of the reporting period) in an attempt to keep economic growth from sliding further.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2012, Select Dimensions – Money Market Portfolio had net assets of approximately $73 million with an average portfolio maturity of 21 days. For the seven-day period ended June 30, 2012, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and –0.34% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.34% (non-subsidized), while its 30-day

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

moving average yield for June was 0.01% (subsidized) and –0.33% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2012, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and –0.59% (non-subsidized) and a current yield of 0.01% (subsidized) and –0.59% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and –0.58% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on high liquidity and short durations. We believe our investment process and focus on credit research and risk management have placed the Portfolio in a favorable position to respond to market uncertainty. Most of our investment activity has been focused on rolling significant amounts of overnight and short-dated maturities, with occasional selective purchases of one-month, three-month, and six-month fixed rate maturities, as well as selective purchases of nine-month and one-year floating rate paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Flexible Income Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Flexible Income Portfolio Class X shares produced a total return of 5.75%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index"),1 which returned 2.10%. For the same period, the Portfolio's Class Y shares returned 5.67%. Past performance is no guarantee of future results.

1  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's allocation to high yield corporate debt, a sector not represented in the Index, added marginally to performance. This allocation was sold by the end of February, following the sharp rally that occurred at the start of the year. The overweight position to credit risk, mainly in the financials sector, added to performance as spreads tightened over the period, particularly over the first quarter.

The Portfolio's interest rate positioning was also additive to relative performance. The Portfolio was able to benefit from a flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the U.S. yield curve. These trades were unwound profitably during the period. A long position in Mexican rates was also positive, as rates there fell. As of the end of June, the Portfolio's duration was 0.4 years shorter than the Index, with half of the position in U.S. dollars.

Currency positions, which are managed through the use of currency forwards, detracted slightly from performance.

The Portfolio gained in the first two months of the year when its yield advantage over the Index was boosted by the high yield positions, which were subsequently sold.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Global Infrastructure Portfolio Class X shares produced a total return of 6.84%, outperforming the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"),2 which returned 6.44%, and the S&P Global BMI Index,3 which returned 6.09% For

2  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

3  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

the same period, the Portfolio's Class Y shares returned 6.69%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 6.44% during the first half of 2012, as measured by the Index. Among the major infrastructure sectors, the communications, European regulated utilities, and gas distribution utilities sectors exhibited relative outperformance over the Index, while the gas midstream, toll roads, pipeline companies, and transmission and distribution sectors underperformed the Index. In addition, all of the smaller sectors exhibited relative outperformance, with the water sector realizing the strongest gains.

Despite indications of slowing economic growth globally, the first half of 2012 ended on a high note for the broader equity markets as investors cheered the prospect of a common European banking regulator and the potential for direct bank bailouts within the European Union (EU) that will bypass sovereign governments (thus breaking the circular, co-dependent relationship between governments and banks that plagues the current crisis). While many would welcome these potential measures, we are cautious given the continued lack of specifics and the seemingly different interpretations of EU summit promises as expressed by members of the German and Spanish governments. Certain northern European countries have also threatened to block such initiatives unless current austerity drives are implemented in full.

If certain announcements in Europe are cause for optimism, such optimism may be in short supply as economic statistics elsewhere indicate a global economy struggling to escape from the global financial crisis. Job growth in the United States remains lackluster at best, and business optimism has started to deteriorate again, after improving earlier in the year. In Asia, the Chinese government has announced policy measures to stimulate growth and has lowered borrowing rates, but recent disclosure of various economic statistics indicate a broad slowing of growth in that country.

Within infrastructure, the strength of operating fundamentals exhibited in the first half of the year varies by sector and region. One of the strongest areas from a fundamental perspective remains the communications sector, where U.S.-based wireless tower operators in particular enjoyed robust growth, driven by upgrades to telecommunications companies' wireless networks. Utility assets globally that focus on transmission, distribution, and storage initiatives also witnessed very stable, steady growth. Within energy infrastructure in North America, there has been some softening in fundamentals off the very robust growth achieved over the last couple of years as lower natural gas, crude oil, and natural gas liquids (NGL)

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

prices have curtailed exploration and production company drilling plans somewhat, lessening the utilization of existing infrastructure in certain parts of the value chain (in particular, gathering and processing). We view this softening as temporary, however, as the long-term need for takeaway capacity and processing is significant and the geographical location of both resource and demand centers continues to evolve. We would also note that recent merger and acquisition activity in the exploration and production space for North American commodity resources by Asian buyers underscored the medium- to long-term demand for natural gas, crude oil, and commodity byproducts that will require infrastructure investment for some time to come. It is important to note the distinction between energy infrastructure company share prices, some of which were weak in the first half of 2012 — in particular within gas midstream — and the magnitude of their capital programs, which remained very robust.

As a final note, while the operating fundamentals (i.e., traffic) of European toll road companies have for the most part been weak for the first half of the year, current valuation levels are difficult to ignore. Current share prices imply a long-term cost of capital and/or indefinite weakness in traffic, which is difficult to justify despite the current financial and economic crises surrounding the countries in which these concessionaires are domiciled.

For the first half of 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation. From a bottom-up perspective, the Portfolio benefited from stock selection in the gas distribution utilities, communications, European regulated utilities, and gas midstream sectors, but relative gains were partially offset by adverse selection in the pipeline companies sector. From a top-down perspective, the Portfolio benefited from an underweight to the gas midstream sector and overweights to the communications and gas distribution utilities sectors. This outperformance was partially offset by overweights to the toll roads and pipeline companies sectors.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution utilities, communications, toll road, and pipeline companies sectors, and an underweighting to companies in the gas midstream and transmission and distribution sectors. Since our year-end commentary dated December 31, 2011, the only change from a sector perspective is that we now hold close to a market-weight position in the European regulated utilities sector.

Looking forward, we continue to believe the toll road sector presents an attractive opportunity from a valuation perspective, and we also like the secular growth stories within the communications sector and energy infrastructure sector — in particular, gas distribution utilities within Asia and pipeline companies within North America. For the more processing and fractionation-focused midstream companies, we remain underweight but believe they have become more attractively valued given the absolute declines observed in the first half of the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Growth Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Growth Portfolio Class X shares produced a total return of 10.55%, outperforming the Russell 1000® Growth Index (the "Index"),4 which returned 10.08%. For the same period, the Portfolio's Class Y shares returned 10.43%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector was the largest contributor to relative performance, led by holdings in an online retailer, an online auction and shopping management company, and an online travel company. Stock selection and an underweight in the producer durables sector also benefited relative returns. Top contributors within the sector included a global corporate services firm, a global consumer goods trading company, and a product testing and certification company. Both stock selection and an underweight in the consumer staples sector were additive as well, with good performance from holdings in a pediatric nutrition company and a global beer brewing company.

4  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The main detractor from relative performance was stock selection in the technology sector. Holdings in the computer services, software, and systems industry were the primary drivers of underperformance within the sector. An underweight in the health care sector also dampened relative results.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Focus Growth Portfolio Class X shares produced a total return of 10.77%, outperforming the Russell 1000® Growth Index (the "Index"),5 which returned 10.08%. For the same period, the Portfolio's Class Y shares returned 10.65%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The largest contributor to relative performance by far was the consumer discretionary sector. A number of holdings added to performance, led by an online retailer, an online travel company, and a South African diversified media company. Both stock selection and an underweight in the producer durables sector modestly benefited relative returns. Top contributors within the sector included a global corporate services firm, a global consumer goods trading company, and a product testing and certification company.

The main detractor from relative performance was stock selection in the technology sector. Holdings in the computer services, software, and systems industry were the primary drivers of underperformance within the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Multi Cap Growth Portfolio Class X shares produced a total return of 9.21%, underperforming the Russell 3000® Growth Index (the "Index"),6

5  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

which returned 9.98%. For the same period, the Portfolio's Class Y shares returned 9.08%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector was by far the largest detractor from performance. Several holdings in the computer services, software and systems industry were among the weakest performers in the portfolio during the period. Stock selection in materials and processing dampened relative performance, due to positions in two companies specializing in rare earth minerals production. Stock selection in financial services also hurt relative returns. The Portfolio's position in an auto insurance provider and a lack of exposure to real estate investment trusts (REITs), a group that performed well in the Index, were the main reasons for the Portfolio's underperformance within the sector.

Conversely, stock selection in health care was additive to relative performance. The Portfolio held several stocks that performed well, including a provider of billing services to medical group practices and companies making medical and dental instrument and supplies. Stock selection in consumer discretionary was another positive contributor, mostly due to strong gains from a position in an online retailer. Stock selection in producer durables further benefited relative returns. Within the sector, the Portfolio was helped by exposure to companies involved in back office support, human resources, and consulting, as well as holdings in commercial services providers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the six-month period ended June 30, 2012, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 6.36%, underperforming the Russell Midcap® Growth Index (the "Index"),7 which returned 8.10%. For the same period, the Portfolio's Class Y shares returned 6.25%. Past performance is no guarantee of future results.

7  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's relative underperformance was driven in part by stock selection in the technology sector. Within the sector, a holding in a social network game developer was the largest detractor. Stock selection in the materials and processing sector also hampered relative results, particularly from exposure to mining companies specializing in rare earth minerals production. Further relative weakness came from stock selection in the financial services sector. Here, disappointing results from a holding in an automobile insurance provider and a lack of exposure to real estate investment trusts (REITs), a group which performed well in the Index during the period, were disadvantageous to performance.

In contrast, stock selection in the producer durables sector was favorable to relative performance. Holdings involved in back office support, human resources, and consulting businesses, as well as those involved in commercial services, contributed positively to performance within the sector. An underweight in the energy sector was beneficial to relative returns, given that the sector was among the weakest performers in the Index during the period. The Portfolio also benefited from stock selection in the utilities sector, due to a holding in an infrastructure assets management company.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Fund Performance ■ June 30, 2012 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Flexible Income	6.81%	2.93%	5.07%	4.06%	1.07%	11/9/1994
Focus Growth	-3.53	4.21	5.89	9.02	0.76	11/9/1994
Global Infrastructure	10.28	2.34	9.22	9.28	1.10	11/9/1994
Growth	-2.09	4.54	7.06	7.05	0.94	11/9/1994
Mid Cap Growth	-11.22	3.68	10.03	9.98	0.81	11/9/1994
Money Market	0.01	0.97	1.67	3.07	0.61	11/9/1994
Multi Cap Growth	-3.81	3.86	9.71	4.06	1.17	1/21/1997

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Select Dimensions Investment Series

Fund Performance ■ June 30, 2012 (unaudited) continued

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Flexible Income	6.55%	2.66%	4.80%	3.46%	1.32%	7/24/2000
Focus Growth	-3.79	3.95	5.62	0.40	1.01	7/24/2000
Global Infrastructure	9.99	2.09	8.95	2.96	1.35	7/24/2000
Growth	-2.29	4.29	6.79	0.70	1.19	7/24/2000
Mid Cap Growth	-11.41	3.42	9.76	2.81	1.06	7/24/2000
Money Market	0.01	0.89	1.50	1.83	0.86	7/24/2000
Multi Cap Growth	-4.04	3.59	9.43	-3.35	1.42	7/24/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2012 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/12 – 06/30/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31
Class Y
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.26% and 0.26% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (5.75% return)	$1,000.00	$1,057.50	$5.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02
Class Y
Actual (5.67% return)	$1,000.00	$1,056.70	$6.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (6.84% return)	$1,000.00	$1,068.40	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.44	$5.47
Class Y
Actual (6.69% return)	$1,000.00	$1,066.90	$6.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$6.72

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.09% and 1.34% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (10.55% return)	$1,000.00	$1,105.50	$4.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.24	$4.67
Class Y
Actual (10.43% return)	$1,000.00	$1,104.30	$6.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$5.92

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.93% and 1.18% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (10.77% return)	$1,000.00	$1,107.70	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.82
Class Y
Actual (10.65% return)	$1,000.00	$1,106.50	$5.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.07

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.76% and 1.01% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (9.21% return)	$1,000.00	$1,092.10	$6.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.42
Class Y
Actual (9.08% return)	$1,000.00	$1,090.80	$7.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.26	$7.67

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.28% and 1.53% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (6.36% return)	$1,000.00	$1,063.60	$4.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.34	$4.57
Class Y
Actual (6.25% return)	$1,000.00	$1,062.50	$5.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.10	$5.82

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.91% and 1.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Flexible Income Portfolio was below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Money Market Portfolio was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

The Board noted that the performance of the Global Infrastructure Portfolio was better than its peer group average for the one- and five year periods but below its peer group average for the three-year period.

The Board noted that the performance of the Growth, Focus Growth, Multi Cap Growth and Mid Cap Growth Portfolios was better than the peer group averages for the three- and five-year periods but below the peer group averages for the one-year period.

Performance Conclusions

With respect to the Money Market, Mid Cap Growth and Flexible Income Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Growth, Focus Growth, Multi Cap Growth and Global Infrastructure Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its expense ratio are higher than comparable funds or peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for the Money Market, Focus Growth, Growth and Mid Cap Growth Portfolios were lower than the peer group averages.

The Board noted for the Flexible Income Portfolio that while the management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average.

The Board noted for the Global Infrastructure Portfolio that while the management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average.

The Board noted for the Multi Cap Growth Portfolio that the management fee and total expense ratio were higher but close to the peer group averages.

Fee and Expense Conclusions

With respect to the Money Market, Flexible Income, Global Infrastructure, Growth, Focus Growth, Multi Cap Growth and Mid Cap Growth Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Flexible Income, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Morgan Stanley Select Dimensions Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (50.6%)
$2,000	Bank of Montreal, (dated 06/19/12; proceeds $2,000,198; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% due 08/01/22 - 12/01/40; valued at $2,067,723)	0.17%	07/10/12	$2,000,000
10,000	Bank of Nova Scotia, (dated 06/29/12; proceeds $10,000,125; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 07/15/14; valued at $10,228,820)	0.15	07/02/12	10,000,000
14,760	BNP Paribas Securities Corp., (dated 06/29/12; proceeds $14,760,234; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.40% due 11/01/41; valued at $15,238,044)	0.19	07/02/12	14,760,000
5,000	Credit Agricole CIB, (dated 06/29/12; proceeds $5,000,063; fully collateralized by a U.S. Government Obligation; U.S. Treasury Strip Zero Coupon due 04/04/13; valued at $5,100,075)	0.15	07/02/12	5,000,000
5,000	TD Securities (USA) LLC, (dated 06/28/12; proceeds $5,000,136; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 05/15/38; valued at $5,100,011)	0.14	07/05/12	5,000,000
	Total Repurchase Agreements (Cost $36,760,000)			36,760,000
	Commercial Paper (17.9%)
	International Banks
1,000	BNZ International Funding Ltd. (a)	0.55	08/16/12	999,295
1,000	ING US Funding LLC	0.42	07/06/12	999,931
2,000	National Australia Funding Corp. (a)	0.13	07/05/12	1,999,964
1,000	NRW Bank (a)	0.25	07/02/12	999,986
500	Oversea Chinese Banking	0.48	01/02/13	498,786
3,500	Rabobank USA Financial Corp.	0.54 - 0.67	07/30/12 - 10/02/12	3,497,231
1,000	Sumitomo Mitsui Banking Corp. (a)	0.39	07/06/12	999,937

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$1,000	Toyota Motor Credit Corp.	0.13%		07/10/12	$999,964
2,000	Westpac Banking Corp. (a)	0.48		09/14/12	1,997,973
	Total Commercial Paper (Cost $12,993,067)				12,993,067
	Certificates of Deposit (15.2%)
	International Banks
2,000	Bank of Montreal	0.16		07/06/12	2,000,000
1,000	Deutsche Bank AG	0.52		10/18/12	1,000,000
2,500	Skandin Ens Banken	0.44 - 0.49		08/15/12 - 09/07/12	2,499,990
2,500	Sumitomo Mitsui Banking Corp.	0.36 - 0.38		07/06/12 - 08/01/12	2,500,000
1,000	Svenska Handelsbanken AB	0.60		08/02/12	1,000,000
2,000	Toronto Dominion Bank	0.17		07/19/12 - 07/20/12	2,000,000
	Total Certificates of Deposit (Cost $10,999,990)				10,999,990
		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (13.1%)
	International Banks
2,500	Bank of Nova Scotia	0.47 - 0.51%	07/26/12 - 10/02/12	04/26/13 - 07/02/13	2,499,877
3,000	Barclays Bank PLC	0.92	08/06/12	11/05/12	3,000,000
1,000	Commonwealth Bank of Australia	0.57	09/05/12	09/10/12	1,000,217
2,000	Deutsche Bank AG	0.67	09/17/12	03/15/13	2,000,000
1,000	Westpac Banking Corp.	0.48	07/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $9,500,094)				9,500,094
	Tax-Exempt Instruments (4.1%)
	Weekly Variable Rate Bonds
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.18	07/06/12	10/01/48	3,000,000
	Total Investments (Cost $73,253,151)			100.9%	73,253,151
	Liabilities in Excess of Other Assets			(0.9)	(666,261)
	Net Assets			100.0%	$72,586,890

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at June 30, 2012.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE†

1 - 30 Days	73%
31 - 60 Days	14
61 - 90 Days	8
91 - 120 Days	4
121 + Days	1
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (70.6%)
	Australia (1.9%)
	Basic Materials
$35	FMG Resources August 2006 Pty Ltd. (a)	6.375%	02/01/16	$35,613
160	FMG Resources August 2006 Pty Ltd. (a)	6.875	02/01/18	162,200
				197,813
	Consumer, Cyclical
35	Wesfarmers Ltd. (a)	2.983	05/18/16	36,063
	Consumer, Non-Cyclical
45	Woolworths Ltd. (a)	4.00	09/22/20	48,134
	Finance
50	Dexus Diversified Trust/Dexus Office Trust (a)	5.60	03/15/21	51,894
100	National Australia Bank Ltd. (a)	3.375	07/08/14	105,312
				157,206
	Total Australia			439,216
	Belgium (0.1%)
	Consumer, Non-Cyclical
34	Delhaize Group SA	5.70	10/01/40	28,652
	Brazil (0.5%)
	Basic Materials
50	Vale Overseas Ltd.	5.625	09/15/19	55,679
5	Vale Overseas Ltd.	6.875	11/10/39	5,867
				61,546
	Energy
55	Petrobras International Finance Co.	5.75	01/20/20	60,438
	Total Brazil			121,984
	Canada (1.9%)
	Basic Materials
150	Inmet Mining Corp. (a)	8.75	06/01/20	149,250
	Communications
200	MDC Partners, Inc.	11.00	11/01/16	214,000
	Energy
50	Canadian Oil Sands Ltd. (a)	7.75	05/15/19	61,369
	Total Canada			424,619

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	France (1.2%)
	Communications
$15	France Telecom SA	8.50%	03/01/31	$21,108
40	Vivendi SA (a)	6.625	04/04/18	44,268
				65,376
	Energy
50	Total Capital International SA	2.875	02/17/22	50,799
	Finance
50	BNP Paribas SA	5.00	01/15/21	51,415
	Industrials
40	Lafarge SA (a)	6.20	07/09/15	42,823
75	LVMH Moet Hennessy Louis Vuitton SA (a)	1.625	06/29/17	75,068
				117,891
	Total France			285,481
	Germany (0.1%)
	Communications
25	Deutsche Telekom International Finance BV	8.75	06/15/30	34,791
	Israel (0.4%)
	Consumer, Non-Cyclical
80	Teva Pharmaceutical Finance IV BV	3.65	11/10/21	84,309
	Italy (0.5%)
	Communications
25	Telecom Italia Capital SA	6.999	06/04/18	25,000
	Utilities
100	Enel Finance International N.V. (a)	5.125	10/07/19	95,668
	Total Italy			120,668
	Luxembourg (0.8%)
	Basic Materials
40	ArcelorMittal	9.85	06/01/19	47,663
	Technology
120	Sensata Technologies BV (a)	6.50	05/15/19	124,500
	Total Luxembourg			172,163
	Mexico (0.5%)
	Consumer, Non-Cyclical
100	Grupo Bimbo SAB de CV (a)	4.875	06/30/20	111,240

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Netherlands (1.4%)
	Finance
$75	Aegon N.V.	4.625%	12/01/15	$80,097
200	Carlson Wagonlit BV (a)	6.875	06/15/19	206,000
25	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875	02/08/22	25,482
	Total Netherlands			311,579
	New Zealand (0.5%)
	Industrials
140	Pactiv LLC	7.95	12/15/25	112,700
	Spain (1.4%)
	Communications
200	Nara Cable Funding Ltd. (a)	8.875	12/01/18	171,000
45	Telefonica Europe BV	8.25	09/15/30	43,627
				214,627
	Finance
30	Santander Holdings USA, Inc.	4.625	04/19/16	29,015
	Utilities
75	Iberdrola Finance Ireland Ltd. (a)	5.00	09/11/19	69,368
	Total Spain			313,010
	Switzerland (0.7%)
	Finance
65	ABB Treasury Center USA, Inc. (a)	2.50	06/15/16	67,289
70	Credit Suisse	5.40	01/14/20	72,917
5	Credit Suisse	6.00	02/15/18	5,356
				145,562
	Industrials
25	Holcim US Finance Sarl & Cie SCS (a)	6.00	12/30/19	26,250
	Total Switzerland			171,812
	United Kingdom (3.6%)
	Communications
100	Sable International Finance Ltd. (a)	7.75	02/15/17	104,000
42	Virgin Media Finance PLC, Series 1	9.50	08/15/16	47,040
100	WPP Finance UK	8.00	09/15/14	112,835
				263,875

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Consumer, Non-Cyclical
$75	BAT International Finance PLC (a)	2.125%	06/07/17	$74,988
50	Diageo Capital PLC	1.50	05/11/17	50,243
				125,231
	Finance
120	Nationwide Building Society (a)	6.25	02/25/20	129,646
	Industrials
100	BAA Funding Ltd. (a)	4.875	07/15/21	105,720
200	CEVA Group PLC (a)	8.375	12/01/17	195,000
				300,720
	Total United Kingdom			819,472
	United States (55.1%)
	Basic Materials
40	Barrick North America Finance LLC	4.40	05/30/21	43,193
65	Georgia-Pacific LLC	8.875	05/15/31	91,881
200	Kraton Polymers LLC/Kraton Polymers Capital Corp.	6.75	03/01/19	209,500
15	MeadWestvaco Corp.	7.375	09/01/19	17,880
				362,454
	Communications
140	CCO Holdings LLC/CCO Holdings Capital Corp.	6.50	04/30/21	149,800
30	CenturyLink, Inc.	6.45	06/15/21	31,270
100	CommScope, Inc. (a)	8.25	01/15/19	106,250
180	CSC Holdings LLC	8.625	02/15/19	208,800
50	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	50,667
100	DISH DBS Corp.	6.75	06/01/21	108,500
100	GXS Worldwide, Inc.	9.75	06/15/15	100,250
150	Harron Communications LP/Harron Finance Corp. (a)	9.125	04/01/20	156,000
80	Hughes Satellite Systems Co.	7.625	06/15/21	87,400
145	inVentiv Health, Inc. (a)	10.00	08/15/18	124,700
50	Motorola Solutions, Inc.	3.75	05/15/22	49,409
25	NBC Universal Media LLC	5.95	04/01/41	29,622
50	Omnicom Group, Inc.	3.625	05/01/22	50,910
65	Verizon Communications, Inc.	6.35	04/01/19	81,137
110	Windstream Corp.	7.50	06/01/22	113,850
120	XM Satellite Radio, Inc. (a)	7.625	11/01/18	129,600
				1,578,165

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Consumer Discretionary
$100	ServiceMaster Co.	8.00%		02/15/20	$109,375
	Consumer, Cyclical
70	Ameristar Casinos, Inc.	7.50		04/15/21	75,250
150	Caesars Entertainment Operating Co., Inc. (a)	8.50		02/15/20	151,500
80	Caesars Entertainment Operating Co., Inc.	10.00		12/15/18	55,100
125	Dana Holding Corp.	6.50		02/15/19	133,437
30	Gap, Inc. (The)	5.95		04/12/21	31,148
65	Home Depot, Inc.	5.875		12/16/36	83,513
150	IDQ Holdings, Inc. (a)	11.50		04/01/17	156,750
15	Ingram Micro, Inc.	5.25		09/01/17	16,099
100	Levi Strauss & Co.	7.625		05/15/20	106,750
50	Logan's Roadhouse, Inc.	10.75		10/15/17	48,125
50	Ltd. Brands, Inc.	5.625		02/15/22	51,750
100	MGM Resorts International	7.75		03/15/22	103,500
50	QVC, Inc. (a)	7.125		04/15/17	53,125
299	Resort at Summerlin LP, Series B (b)(c)(d)(e)	13.00	(f)	12/15/07	0
105	Tenneco, Inc.	7.75		08/15/18	114,450
70	TRW Automotive, Inc. (a)	8.875		12/01/17	77,525
35	Wal-Mart Stores, Inc.	5.25		09/01/35	42,511
70	Wyndham Worldwide Corp.	4.25		03/01/22	70,622
45	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75		08/15/20	50,063
30	Yum! Brands, Inc.	6.875		11/15/37	39,867
					1,461,085
	Consumer, Non-Cyclical
20	Altria Group, Inc.	9.25		08/06/19	27,824
110	AMERIGROUP Corp.	7.50		11/15/19	118,800
225	ARAMARK Holdings Corp. (a)	8.625	(f)	05/01/16	230,908
40	Boston Scientific Corp.	6.00		01/15/20	47,779
25	Cigna Corp.	2.75		11/15/16	25,783
5	Cigna Corp.	5.375		02/15/42	5,340
285	Constellation Brands, Inc.	7.25		05/15/17	327,394
45	Coventry Health Care, Inc.	5.45		06/15/21	50,676
20	Covidien International Finance SA	3.20		06/15/22	20,663
40	Express Scripts Holding Co. (a)	2.65		02/15/17	40,739
25	Express Scripts Holding Co. (a)	3.90		02/15/22	25,965
55	Gilead Sciences, Inc.	5.65		12/01/41	64,356
125	HCA, Inc.	7.69		06/15/25	120,938
135	Kindred Healthcare, Inc.	8.25		06/01/19	125,888
50	Kraft Foods, Inc.	5.375		02/10/20	59,262

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$50	Life Technologies Corp.	6.00%		03/01/20	$58,750
270	RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25		02/01/21	288,900
35	Select Medical Holdings Corp.	6.494	(g)	09/15/15	34,125
80	Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.	10.75		08/01/16	85,000
125	TreeHouse Foods, Inc.	7.75		03/01/18	135,781
35	Verisk Analytics, Inc.	5.80		05/01/21	39,132
					1,934,003
	Energy
125	Chesapeake Energy Corp.	6.775		03/15/19	122,031
200	Concho Resources, Inc.	7.00		01/15/21	215,000
100	Continental Resources, Inc. (a)	5.00		09/15/22	101,625
200	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	7.75		04/01/19	199,500
100	Crosstex Energy LP/Crosstex Energy Finance Corp. (a)	7.125		06/01/22	98,750
155	Denbury Resources, Inc.	9.75		03/01/16	171,081
40	EQT Corp.	4.875		11/15/21	40,934
200	Linn Energy LLC/Linn Energy Finance Corp. (a)	6.25		11/01/19	196,250
80	Marathon Petroleum Corp.	5.125		03/01/21	89,727
125	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25		06/15/22	129,375
150	Northern Oil and Gas, Inc. (a)	8.00		06/01/20	150,000
100	Pioneer Natural Resources Co.	7.50		01/15/20	123,914
100	SM Energy Co. (a)	6.50		01/01/23	100,875
50	Weatherford International Ltd.	4.50		04/15/22	51,344
80	Williams Cos., Inc. (The)	7.875		09/01/21	101,208
					1,891,614
	Finance
25	Alexandria Real Estate Equities, Inc.	4.60		04/01/22	25,646
165	CIT Group, Inc.	5.00		05/15/17	170,053
85	Citigroup, Inc. (See Note 6)	8.50		05/22/19	105,120
70	CNA Financial Corp.	5.75		08/15/21	77,055
125	DPL, Inc. (a)	7.25		10/15/21	139,375
100	E*Trade Financial Corp.	7.875		12/01/15	102,000
40	General Electric Capital Corp.	5.30		02/11/21	44,974
50	Genworth Financial, Inc.	7.20		02/15/21	47,700
135	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	146,528
35	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	41,779

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$60	Hartford Financial Services Group, Inc. (See Note 6)	5.50%	03/30/20	$62,742
75	HCP, Inc.	5.625	05/01/17	82,902
100	Host Hotels & Resorts LP	6.00	10/01/21	110,250
100	International Lease Finance Corp.	8.25	12/15/20	114,767
25	JPMorgan Chase & Co.	4.50	01/24/22	26,983
65	JPMorgan Chase & Co.	4.625	05/10/21	69,676
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	94,516
25	MetLife, Inc.	7.717	02/15/19	31,705
35	Nationwide Financial Services (a)	5.375	03/25/21	36,266
30	Principal Financial Group, Inc.	8.875	05/15/19	38,938
35	Prudential Financial, Inc., MTN	6.625	12/01/37	39,715
150	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	9.50	06/15/19	156,188
215	SLM Corp., MTN	6.25	01/25/16	226,825
60	SLM Corp., MTN	8.00	03/25/20	66,000
30	Wachovia Corp.	5.625	10/15/16	33,850
60	Wells Operating Partnership II LP	5.875	04/01/18	62,458
				2,154,011
	Industrials
50	Ball Corp.	5.00	03/15/22	52,063
40	Bemis Co., Inc.	4.50	10/15/21	43,250
55	Cardinal Health, Inc.	1.90	06/15/17	55,477
100	Consolidated Container Co., LLC/Consolidated Container Capital, Inc.	10.125	07/15/20	103,500
45	Cooper US, Inc.	5.25	11/15/12	45,746
45	CRH America, Inc.	6.00	09/30/16	49,305
200	Ford Motor Credit Co., LLC (a)	4.207	04/15/16	207,857
75	Graphic Packaging International, Inc.	7.875	10/01/18	82,875
250	Heckmann Corp. (a)	9.875	04/15/18	238,125
100	JB Poindexter & Co., Inc. (a)	9.00	04/01/22	100,500
200	Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875	01/15/17	211,500
100	Mediacom LLC/Mediacom Capital Corp.	7.25	02/15/22	102,250
100	Pretium Packaging LLC/Pretium Finance, Inc.	11.50	04/01/16	101,500
100	RBS Global, Inc./Rexnord LLC	8.50	05/01/18	109,000
100	Sealed Air Corp. (a)	8.125	09/15/19	112,000
100	Sequa Corp. (a)	11.75	12/01/15	106,000
100	Silgan Holdings, Inc. (a)	5.00	04/01/20	102,500
50	Sonoco Products Co.	5.75	11/01/40	56,870
150	Tekni-Plex, Inc. (a)	9.75	06/01/19	151,875

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$100	Terex Corp.	6.50%	04/01/20	$101,500
25	Time Warner, Inc.	4.90	06/15/42	25,466
30	Union Pacific Corp.	6.125	02/15/20	37,107
25	United Technologies Corp.	4.50	06/01/42	27,577
				2,223,843
	Technology
135	CDW LLC/CDW Finance Corp.	8.50	04/01/19	144,450
120	Fidelity National Information Services, Inc. (a)	5.00	03/15/22	122,700
45	Hewlett-Packard Co.	4.65	12/09/21	47,259
150	Lawson Software, Inc. (a)	9.375	04/01/19	160,875
20	Xerox Corp.	6.35	05/15/18	23,346
				498,630
	Utilities
100	CMS Energy Corp.	5.05	03/15/22	104,224
40	FirstEnergy Solutions Corp.	6.05	08/15/21	44,009
60	PPL WEM Holdings PLC (a)	3.90	05/01/16	62,940
150	Puget Energy, Inc.	6.50	12/15/20	163,670
				374,843
	Total United States			12,588,023
	Total Corporate Bonds (Cost $15,700,494)			16,139,719
	Sovereign (10.6%)
	Argentina (0.5%)
141	Argentina Boden Bonds	7.00	10/03/15	107,101
	Brazil (1.9%)
200	Banco Nacional de Desenvolvimento, Economico e Social (a)	6.369	06/16/18	235,500
150	Brazilian Government International Bond	5.875	01/15/19	181,800
10	Brazilian Government International Bond	7.125	01/20/37	14,475
	Total Brazil			431,775
	Indonesia (1.3%)
100	Indonesia Government International Bond	7.75	01/17/38	138,250
100	Indonesia Government International Bond (a)	11.625	03/04/19	148,000
	Total Indonesia			286,250
	Kazakhstan (0.5%)
100	KazMunayGas National Co. (a)	9.125	07/02/18	124,125

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Mexico (2.0%)
MXN	810	Mexican Bonos	8.00%	06/11/20	$72,012
	$44	Mexico Government International Bond	5.95	03/19/19	53,856
	20	Mexico Government International Bond	6.05	01/11/40	25,900
	100	Mexico Government International Bond	6.75	09/27/34	137,000
	33	Pemex Project Funding Master Trust	6.625	06/15/35	39,435
	25	Pemex Project Funding Master Trust	6.625	06/15/38	29,875
	60	Petroleos Mexicanos	5.50	01/21/21	68,100
	15	Petroleos Mexicanos	8.00	05/03/19	19,125
		Total Mexico			445,303
		Peru (0.4%)
	40	Peruvian Government International Bond	7.125	03/30/19	51,600
	10	Peruvian Government International Bond	7.35	07/21/25	14,100
	16	Peruvian Government International Bond	8.75	11/21/33	26,320
		Total Peru			92,020
		Russia (1.2%)
	100	Russian Foreign Bond - Eurobond	7.50	03/31/30	120,093
	90	Russian Foreign Bond - Eurobond	12.75	06/24/28	162,000
		Total Russia			282,093
		Turkey (0.8%)
	100	Turkey Government International Bond	6.75	04/03/18	114,000
	17	Turkey Government International Bond	6.875	03/17/36	20,022
	15	Turkey Government International Bond	8.00	02/14/34	19,789
	19	Turkey Government International Bond	11.875	01/15/30	33,696
		Total Turkey			187,507
		Ukraine (0.4%)
	100	Ukraine Government International Bond	6.75	11/14/17	89,340
		Uruguay (0.1%)
	10	Uruguay Government International Bond	8.00	11/18/22	14,125
		Venezuela (1.5%)
	130	Petroleos de Venezuela SA	8.50	11/02/17	105,950
	20	Venezuela Government International Bond	6.00	12/09/20	13,550
	150	Venezuela Government International Bond	7.65	04/21/25	104,250
	159	Venezuela Government International Bond	9.25	09/15/27	129,585
		Total Venezuela			353,335
		Total Sovereign (Cost $2,067,963)			2,412,974

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Municipal Bonds (1.5%)
$35	Chicago, IL, Transit Authority	6.20%		12/01/40	$38,661
15	City of Chicago, IL, O'Hare International Airport Revenue	6.395		01/01/40	19,290
30	City of New York, NY, Series G-1	5.968		03/01/36	37,421
75	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184		01/01/34	93,121
	Municipal Electric Authority of Georgia
15		6.637		04/01/57	17,575
20		6.655		04/01/57	23,151
30	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267		05/01/27	34,659
	State of California, General Obligation Bonds
40		5.95		04/01/16	45,672
25		6.65		03/01/22	30,789
	Total Municipal Bonds (Cost $286,662)				340,339
	Agency Fixed Rate Mortgages (0.7%)
	Federal National Mortgage Association, Conventional Pools:
87		6.50		07/01/29 - 11/01/33	99,304
33		7.00		02/01/33	39,213
	IO STRIPS
29		6.50		12/01/29	2,910
19		7.00		11/01/19	1,757
78		8.00		06/01/35	17,074
1	Government National Mortgage Association, Various Pool	8.00		06/15/26	657
	Total Agency Fixed Rate Mortgages (Cost $132,144)				160,915
	Asset-Backed Securities (1.8%)
100	Ally Master Owner Trust (a)	2.88		04/15/15	101,354
73	CVS Pass-Through Trust	6.036		12/10/28	82,360
125	Ford Credit Floorplan Master Owner Trust (a)	1.942	(g)	02/15/17	129,122
20	Specialty Underwriting & Residential Finance	0.515	(g)	05/25/35	15,477
81	Westlake Automobile Receivables Trust (a)	5.00		05/15/15	81,785
	Total Asset-Backed Securities (Cost $398,551)				410,098

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	U.S. Treasury Securities (8.9%)
	U.S. Treasury Bonds
$155		3.50%		02/15/39	$179,388
500		3.875		08/15/40	615,625
	U.S. Treasury Notes
600		0.25		12/15/14	598,547
305		2.25		03/31/16	324,396
280		2.75		02/28/18	309,072
	Total U.S. Treasury Securities (Cost $1,889,653)				2,027,028
	Mortgages - Other (4.3%)
178	Banc of America Alternative Loan Trust	5.913	(g)	10/25/36	116,372
108	Chase Mortgage Finance Corp.	6.00		11/25/36	87,903
98	Countrywide Alternative Loan Trust	6.00		04/25/36	70,254
183	Countrywide Home Loan Mortgage Pass-Through Trust	0.545	(g)	04/25/46	37,991
70	First Horizon Alternative Mortgage Securities	6.25		08/25/36	51,085
78	GS Mortgage Securities Corp. (a)	7.50	(g)	09/25/36	62,789
	Lehman Mortgage Trust
55		5.50		11/25/35	51,954
117		5.50		02/25/36	107,783
200		6.50		09/25/37	153,736
	Residential Accredit Loans, Inc.
80		0.745	(g)	03/25/35	43,520
96		6.00		04/25/36	62,976
162	Structured Adjustable Rate Mortgage Loan Trust	2.744	(g)	08/25/34	136,087
	Total Mortgages - Other (Cost $1,009,239)				982,450

NUMBER OF SHARES
	Common Stocks (0.0%)
	Communications Equipment
563	ORBCOMM, Inc. (h)	1,835
	Electric Utilities
13	PNM Resources, Inc. (e)	254
	Wireless Telecommunication Services
49	USA Mobility, Inc. (e)	630
	Total Common Stocks (Cost $365)	2,719

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (0.8%)
	Investment Company
192	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $192,341)		$192,341
	Total Investments (Cost $21,677,412) (i)	99.2%	22,668,583
	Other Assets in Excess of Liabilities	0.8	175,509
	Net Assets	100.0%	$22,844,092

  IO    Interest Only.

  MTN    Medium Term Note.

  STRIPS    Separate Trading of Registered Interest and Principal of Securities.

  (a)    144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)    Issuer in bankruptcy.

  (c)    Non-income producing security; bond in default.

  (d)    At June 30, 2012, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)    Acquired through exchange offer.

  (f)    Payment-in-kind security.

  (g)    Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (h)    Non-income producing security.

  (i)    Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG	CAD	230,480		$221,733	07/13/12	$(4,600)
Wells Fargo Bank		$223,701	CAD	230,480	07/13/12	2,632
Net Unrealized Depreciation						$(1,968)

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
8	Long	U.S. Treasury 2 yr. Note, Sep-12	$1,761,500	$(744)
1	Short	U.S. Treasury Ultra Long Bond, Sep-12	(166,844)	(2,516)
2	Short	U.S. Treasury 5 yr. Note, Sep-12	(247,938)	258
3	Short	U.S. Treasury 30 yr. Bond, Sep-12	(443,906)	(2,484)
31	Short	U.S. Treasury 10 yr. Note, Sep-12	(4,134,625)	(17,004)
Net Unrealized Depreciation				$(22,490)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	EUR	1,190	6 Month EURIBOR	Pay	4.26%	08/18/26	$77,013
Bank of America		$1,595	3 Month LIBOR	Receive	4.35	08/18/26	(72,472)
Bank of America	EUR	1,505	6 Month EURIBOR	Receive	3.61	08/18/31	(80,657)
Bank of America		$1,980	3 Month LIBOR	Pay	4.15	08/18/31	70,836
Net Unrealized Depreciation							$(5,280)

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

Currency Abbreviations:

CAD  Canadian Dollar.

EUR  Euro.

MXN  Mexican New Peso.

See Notes to Financial Statements

Flexible Income

Summary of Investments ■ June 30, 2012 (unaudited)

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	$16,139,719		71.2%
Sovereign	2,412,974		10.7
U.S. Treasury Securities	2,027,028		8.9
Mortgages - Other	982,450		4.3
Asset-Backed Securities	410,098		1.8
Municipal Bonds	340,339		1.5
Short-Term Investment	192,341		0.9
Agency Fixed Rate Mortgages	160,915		0.7
Common Stocks	2,719		0.0 *
	$22,668,583	**	100.0%

  *  Amount is less than 0.05%.

  **  Does not include open foreign currency exchange contracts with net unrealized depreciation of $1,968. Does not include open long/short futures contracts with an underlying face amount of $6,754,813 with net unrealized depreciation of $22,490. Also does not include open swap agreements with net unrealized depreciation of $5,280.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%) Australia (5.3%)
	Airports
14,750	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$36,412
105,189	Sydney Airport (Stapled Securities) (a)	313,406
		349,818
	Diversified
65,604	DUET Group (Stapled Securities) (a)(b)	123,809
	Oil & Gas Storage & Transportation
47,845	APA Group (Stapled Securities) (a)(b)	245,174
	Toll Roads
28,646	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	44,222
91,437	Transurban Group (Stapled Securities) (a)	533,134
		577,356
	Transmission & Distribution
89,001	Spark Infrastructure Group	139,143
	Total Australia	1,435,300
	Brazil (0.9%)
	Water
3,200	Cia de Saneamento Basico do Estado de Sao Paulo ADR	242,752
	Canada (11.1%)
	Oil & Gas Storage & Transportation
29,420	Enbridge, Inc.	1,174,951
1,686	Keyera Corp.	70,182
41,890	TransCanada Corp.	1,755,669
	Total Canada	3,000,802

NUMBER OF SHARES		VALUE
	China (14.5%)
	Oil & Gas Storage & Transportation
275,500	Beijing Enterprises Holdings Ltd. (d)	$1,662,878
2,180,000	China Gas Holdings Ltd. (d)	1,089,332
92,000	ENN Energy Holdings Ltd. (d)	323,501
606,400	Sichuan Expressway Co., Ltd., H Shares (d)	205,694
		3,281,405
	Ports
84,003	China Merchants Holdings International Co., Ltd. (d)	256,932
	Toll Roads
420,000	Jiangsu Expressway Co., Ltd., H Shares (d)	394,052
	Total China	3,932,389
	France (3.8%)
	Communications
8,123	Eutelsat Communications SA	249,756
32,824	SES SA	776,200
	Total France	1,025,956
	Germany (0.4%)
	Airports
1,863	Fraport AG Frankfurt Airport Services Worldwide	100,307
	Italy (5.2%)
	Oil & Gas Storage & Transportation
78,707	Snam SpA	350,876
	Toll Roads
22,617	Atlantia SpA	288,868
67,392	Societa Iniziative Autostradali e Servizi SpA	475,438
		764,306

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
82,732	Terna Rete Elettrica Nazionale SpA	$298,092
	Total Italy	1,413,274
	Japan (1.1%)
	Oil & Gas Storage & Transportation
56,000	Tokyo Gas Co., Ltd.	285,996
	Netherlands (0.8%)
	Oil & Gas Storage & Transportation
3,604	Koninklijke Vopak N.V.	231,112
	Spain (1.7%)
	Diversified
11,825	Ferrovial SA	133,328
	Oil & Gas Storage & Transportation
8,525	Enagas SA	155,565
	Toll Roads
13,226	Abertis Infraestructuras SA	179,079
	Total Spain	467,972
	Switzerland (1.2%)
	Airports
958	Flughafen Zuerich AG (Registered)	336,413
	United Kingdom (10.6%)
	Transmission & Distribution
214,119	National Grid PLC	2,266,370
	Water
11,026	Severn Trent PLC	285,576
29,632	United Utilities Group PLC	313,523
		599,099
	Total United Kingdom	2,865,469

NUMBER OF SHARES		VALUE
	United States (41.0%)
	Communications
18,590	American Tower Corp., Class A	$1,299,627
12,440	Crown Castle International Corp. (c)	729,730
15,320	SBA Communications Corp., Class A (c)	874,006
		2,903,363
	Diversified
23,960	CenterPoint Energy, Inc.	495,253
	Oil & Gas Storage & Transportation
3,580	AGL Resources, Inc.	138,725
1,920	Atmos Energy Corp.	67,334
21,365	Enbridge Energy Management LLC (c)	683,039
4,860	Kinder Morgan, Inc.	156,589
3,841	Kinder Morgan Management LLC (c)	282,006
5,200	New Jersey Resources Corp.	226,772
15,520	NiSource, Inc.	384,120
9,300	Oneok, Inc.	393,483
15,530	PG&E Corp.	703,043
15,020	Sempra Energy	1,034,578
34,665	Spectra Energy Corp.	1,007,365
3,130	WGL Holdings, Inc.	124,418
20,150	Williams Cos., Inc. (The)	580,723
		5,782,195
	Transmission & Distribution
8,210	ITC Holdings Corp.	565,751
27,648	Northeast Utilities	1,073,019
4,840	Pepco Holdings, Inc.	94,719
		1,733,489

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Water
6,120	American Water Works Co., Inc.	$209,794
	Total United States	11,124,094
	Total Common Stocks (Cost $21,505,035)	26,461,836
NUMBER OF SHARES (000)
	Short-Term Investment (1.5%)
	Investment Company
419	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class (See Note 6) (Cost $419,326)	419,326
Total Investments (Cost $21,924,361) (e)	99.1%	26,881,162
Other Assets in Excess of Liabilities	0.9	244,940
Net Assets	100.0%	$27,126,102

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $12,094,188 and 44.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$13,333,125	49.6%
Transmission & Distribution	4,437,094	16.5
Communications	3,929,319	14.6
Toll Roads	1,914,793	7.1
Water	1,051,645	3.9
Airports	786,538	2.9
Diversified	752,390	2.8
Investment Company	419,326	1.6
Ports	256,932	1.0
	$26,881,162	100.0%

See Notes to Financial Statements

Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.7%)
	Air Transport (1.4%)
7,996	Expeditors International of Washington, Inc.	$309,845
	Alternative Energy (2.2%)
3,713	Range Resources Corp.	229,723
10,959	Ultra Petroleum Corp. (a)	252,824
		482,547
	Asset Management & Custodian (0.6%)
2,364	Citigroup, Inc. (See Note 6)	64,797
628	Goldman Sachs Group, Inc. (The)	60,200
		124,997
	Beverage: Brewers & Distillers (3.1%)
4,879	Anheuser-Busch InBev N.V. ADR	388,613
24,105	DE Master Blenders 1753 N.V. (Netherlands) (a)	271,798
		660,411
	Beverage: Soft Drinks (1.6%)
4,850	PepsiCo, Inc.	342,701
	Biotechnology (2.2%)
11,763	Illumina, Inc. (a)	475,108
	Chemicals: Diversified (2.8%)
7,386	Monsanto Co.	611,413
	Commercial Finance & Mortgage Companies (1.3%)
56,630	BM&F Bovespa SA (Brazil)	289,001
	Commercial Services (3.0%)
7,739	eBay, Inc. (a)	325,116
7,811	Intertek Group PLC (United Kingdom)	328,277
		653,393

NUMBER OF SHARES		VALUE
	Communications Technology (3.6%)
14,646	Motorola Solutions, Inc.	$704,619
10,351	Research In Motion Ltd. (Canada) (a)	76,494
		781,113
	Computer Services, Software & Systems (19.7%)
5,871	Baidu, Inc. ADR (China) (a)	675,047
14,998	Facebook, Inc. (a)	466,738
33,323	Facebook, Inc., Class B (a)(b)(c)	950,705
1,645	Google, Inc., Class A (a)	954,215
2,982	LinkedIn Corp., Class A (a)	316,897
3,596	Salesforce.com, Inc. (a)	497,183
2,844	VMware, Inc., Class A (a)	258,918
25,981	Zynga, Inc., Class A (a)	141,337
		4,261,040
	Computer Technology (10.0%)
3,350	Apple, Inc. (a)	1,956,400
10,567	Yandex N.V., Class A (Russia) (a)	201,301
		2,157,701
	Consumer Lending (4.4%)
1,195	CME Group, Inc.	320,391
735	Mastercard, Inc., Class A	316,131
2,628	Visa, Inc., Class A	324,900
		961,422
	Diversified Financial Services (0.4%)
9,571	Bank of America Corp.	78,291
	Diversified Media (2.7%)
6,565	McGraw-Hill Cos., Inc. (The)	295,425
5,256	Naspers Ltd., Class N (South Africa)	281,072
		576,497

See Notes to Financial Statements

Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Diversified Retail (13.6%)
8,403	Amazon.com, Inc. (a)	$1,918,825
28,782	Groupon, Inc. (a)	305,953
1,068	Priceline.com, Inc. (a)	709,707
		2,934,485
	Electronic Components (1.3%)
10,164	Sensata Technologies Holding N.V. (a)	272,192
	Financial Data & Systems (2.9%)
8,649	MSCI, Inc., Class A (a)	294,239
6,614	Verisk Analytics, Inc., Class A (a)	325,806
		620,045
	Foods (0.6%)
4,821	Hillshire Brands Co.	139,761
	Insurance: Multi-Line (0.4%)
2,720	American International Group, Inc. (a)	87,285
	Insurance: Property-Casualty (1.8%)
18,151	Progressive Corp. (The)	378,085
	Medical Equipment (3.4%)
1,312	Intuitive Surgical, Inc. (a)	726,572
	Metals & Minerals: Diversified (0.8%)
8,044	Molycorp, Inc. (a)	173,348
	Pharmaceuticals (2.5%)
3,673	Mead Johnson Nutrition Co.	295,713
5,650	Valeant Pharmaceuticals International, Inc. (Canada) (a)	253,064
		548,777
	Real Estate Investment Trusts (REIT) (3.7%)
24,152	Brookfield Asset Management, Inc., Class A (Canada)	799,431
	Recreational Vehicles & Boats (3.6%)
27,656	Edenred (France)	784,758

NUMBER OF SHARES		VALUE
	Semiconductors & Components (0.5%)
7,149	First Solar, Inc. (a)	$107,664
	Wholesale & International Trade (1.6%)
183,633	Li & Fung Ltd. (d)	356,330
	Total Common Stocks (Cost $16,205,469)	20,694,213
	Convertible Preferred Stock (1.0%)
	Alternative Energy
65,304	Better Place, Inc. (Cost $163,260) (a)(b)(c)	216,156
NUMBER OF SHARES (000)
	Short-Term Investment (3.9%)
	Investment Company
842	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $841,656)	841,656
Total Investments (Cost $17,210,385) (e)	100.6%	21,752,025
Liabilities in Excess of Other Assets	(0.6)	(125,981)
Net Assets	100.0%	$21,626,044

See Notes to Financial Statements

Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At June 30, 2012, the Portfolio held fair valued securities valued at $1,166,861, representing 5.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $1,750,437 and 8.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,261,040	19.6%
Diversified Retail	2,934,485	13.5
Computer Technology	2,157,701	9.9
Consumer Lending	961,422	4.4
Investment Company	841,656	3.9
Real Estate Investment Trusts (REIT)	799,431	3.7
Recreational Vehicles & Boats	784,758	3.6
Communications Technology	781,113	3.6
Medical Equipment	726,572	3.3
Alternative Energy	698,703	3.2
Beverage: Brewers & Distillers	660,411	3.0
Commercial Services	653,393	3.0
Financial Data & Systems	620,045	2.9
Chemicals: Diversified	611,413	2.8
Diversified Media	576,497	2.7
Pharmaceuticals	548,777	2.5
Biotechnology	475,108	2.2
Insurance: Property-Casualty	378,085	1.7
Wholesale & International Trade	356,330	1.6
Beverage: Soft Drinks	342,701	1.6
Air Transport	309,845	1.4
Commercial Finance & Mortgage Companies	289,001	1.3
Electronic Components	272,192	1.3
Metals & Minerals: Diversified	173,348	0.8
Foods	139,761	0.6
Asset Management & Custodian	124,997	0.6
Semiconductors & Components	107,664	0.5
Insurance: Multi-Line	87,285	0.4
Diversified Financial Services	78,291	0.4
	$21,752,025	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.9%)
	Air Transport (1.9%)
34,456	Expeditors International of Washington, Inc.	$1,335,170
	Alternative Energy (1.8%)
57,649	Ultra Petroleum Corp. (a)	1,329,962
	Asset Management & Custodian (0.8%)
11,048	Citigroup, Inc.(See Note 6)	302,826
3,043	Goldman Sachs Group, Inc. (The)	291,702
		594,528
	Beverage: Brewers & Distillers (1.6%)
101,534	DE Master Blenders 1753 N.V. (Netherlands) (a)	1,144,857
	Biotechnology (2.8%)
50,954	Illumina, Inc. (a)	2,058,032
	Chemicals: Diversified (3.8%)
32,798	Monsanto Co.	2,715,018
	Commercial Finance & Mortgage Companies (1.7%)
233,592	BM&F Bovespa SA (Brazil)	1,192,093
	Commercial Services (1.7%)
29,798	Intertek Group PLC (United Kingdom)	1,252,337
	Communications Technology (4.0%)
60,024	Motorola Solutions, Inc.	2,887,755
	Computer Services, Software & Systems (22.3%)
24,267	Baidu, Inc. ADR (China) (a)	2,790,220
80,307	Facebook, Inc. (a)	2,499,154
109,483	Facebook, Inc., Class B (a)(b)(c)	3,123,550
6,454	Google, Inc., Class A (a)	3,743,772
12,535	LinkedIn Corp., Class A (a)	1,332,094
14,858	Salesforce.com, Inc. (a)	2,054,267
107,218	Zynga, Inc., Class A (a)	583,266
		16,126,323

NUMBER OF SHARES		VALUE
	Computer Technology (11.8%)
13,126	Apple, Inc. (a)	$7,665,584
47,019	Yandex N.V., Class A (Russia) (a)	895,712
		8,561,296
	Consumer Lending (3.6%)
3,000	Mastercard, Inc., Class A	1,290,330
10,820	Visa, Inc., Class A	1,337,677
		2,628,007
	Diversified Financial Services (0.5%)
47,600	Bank of America Corp.	389,368
	Diversified Media (1.8%)
24,422	Naspers Ltd., Class N (South Africa)	1,306,000
	Diversified Retail (17.2%)
36,278	Amazon.com, Inc. (a)	8,284,081
112,708	Groupon, Inc. (a)	1,198,086
4,511	Priceline.com, Inc. (a)	2,997,650
		12,479,817
	Financial Data & Systems (1.6%)
33,872	MSCI, Inc., Class A (a)	1,152,325
	Foods (0.8%)
20,306	Hillshire Brands Co.	588,671
	Insurance: Multi-Line (0.6%)
13,516	American International Group, Inc. (a)	433,728
	Insurance: Property-Casualty (2.1%)
71,906	Progressive Corp. (The)	1,497,802
	Medical Equipment (3.9%)
5,137	Intuitive Surgical, Inc. (a)	2,844,819
	Metals & Minerals: Diversified (1.0%)
33,756	Molycorp, Inc. (a)	727,442

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (4.3%)
94,830	Brookfield Asset Management, Inc., Class A (Canada)	$3,138,873
	Recreational Vehicles & Boats (4.0%)
101,018	Edenred (France)	2,866,457
	Semiconductors & Components (0.3%)
12,607	First Solar, Inc. (a)	189,861
	Wholesale & International Trade (2.0%)
750,000	Li & Fung Ltd. (d)	1,455,336
	Total Common Stocks (Cost $57,405,021)	70,895,877
	Convertible Preferred Stock (0.9%)
	Alternative Energy
200,178	Better Place, Inc. (Cost $500,445) (a)(b)(c)	662,590
NUMBER OF SHARES (000)
	Short-Term Investment (1.4%)
	Investment Company
998	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $997,881)	997,881
Total Investments (Cost $58,903,347) (e)	100.2%	72,556,348
Liabilities in Excess of Other Assets	(0.2)	(146,567)
Net Assets	100.0%	$72,409,781

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At June 30, 2012, the Portfolio held fair valued securities valued at $3,786,140, representing 5.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $6,880,130 and 9.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Focus Growth

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$16,126,323	22.2%
Diversified Retail	12,479,817	17.2
Computer Technology	8,561,296	11.8
Real Estate Investment Trusts (REIT)	3,138,873	4.3
Communications Technology	2,887,755	4.0
Recreational Vehicles & Boats	2,866,457	4.0
Medical Equipment	2,844,819	3.9
Chemicals: Diversified	2,715,018	3.7
Consumer Lending	2,628,007	3.6
Biotechnology	2,058,032	2.8
Alternative Energy	1,992,552	2.8
Insurance: Property-Casualty	1,497,802	2.1
Wholesale & International Trade	1,455,336	2.0
Air Transport	1,335,170	1.8

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified Media	$1,306,000	1.8%
Commercial Services	1,252,337	1.7
Commercial Finance & Mortgage Companies	1,192,093	1.7
Financial Data & Systems	1,152,325	1.6
Beverage: Brewers & Distillers	1,144,857	1.6
Investment Company	997,881	1.4
Metals & Minerals: Diversified	727,442	1.0
Asset Management & Custodian	594,528	0.8
Foods	588,671	0.8
Insurance: Multi-Line	433,728	0.6
Diversified Financial Services	389,368	0.5
Semiconductors & Components	189,861	0.3
	$72,556,348	100.0%

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Transport (1.6%)
7,004	Expeditors International of Washington, Inc.	$271,405
	Alternative Energy (3.6%)
5,836	Range Resources Corp.	361,073
10,455	Ultra Petroleum Corp. (a)	241,197
		602,270
	Beverage: Brewers & Distillers (1.3%)
19,663	DE Master Blenders 1753 N.V. (Netherlands) (a)	221,712
	Biotechnology (2.3%)
9,704	Illumina, Inc. (a)	391,945
	Chemicals: Diversified (3.0%)
6,190	Monsanto Co.	512,408
	Commercial Finance & Mortgage Companies (1.4%)
47,609	BM&F Bovespa SA (Brazil)	242,963
	Commercial Services (4.6%)
10,109	Intertek Group PLC (United Kingdom)	424,856
6,610	Weight Watchers International, Inc. (a)	340,812
		765,668
	Communications Technology (3.4%)
11,848	Motorola Solutions, Inc.	570,007
	Computer Services, Software & Systems (19.8%)
4,628	Baidu, Inc. ADR (China) (a)	532,127
11,056	Facebook, Inc. (a)	344,063
26,507	Facebook, Inc., Class B (a)(b)(c)	756,245
1,277	Google, Inc., Class A (a)	740,749
4,054	LinkedIn Corp., Class A (a)	430,819
3,020	Salesforce.com, Inc. (a)	417,545
21,677	Zynga, Inc., Class A (a)	117,923
		3,339,471

NUMBER OF SHARES		VALUE
	Computer Technology (10.8%)
2,600	Apple, Inc. (a)	$1,518,400
15,437	Yandex N.V., Class A (Russia) (a)	294,075
		1,812,475
	Consumer Lending (3.0%)
590	Mastercard, Inc., Class A	253,765
2,068	Visa, Inc., Class A	255,667
		509,432
	Diversified Retail (14.7%)
6,630	Amazon.com, Inc. (a)	1,513,961
37,137	Groupon, Inc. (a)	394,766
856	Priceline.com, Inc. (a)	568,829
		2,477,556
	Financial Data & Systems (5.3%)
12,065	MSCI, Inc., Class A (a)	410,451
9,724	Verisk Analytics, Inc., Class A (a)	479,004
		889,455
	Foods (0.7%)
3,932	Hillshire Brands Co.	113,989
	Health Care Services (4.3%)
9,195	athenahealth, Inc. (a)	727,968
	Insurance: Property-Casualty (1.8%)
14,897	Progressive Corp. (The)	310,304
	Medical Equipment (3.5%)
1,052	Intuitive Surgical, Inc. (a)	582,587
	Metals & Minerals: Diversified (1.9%)
188,321	Lynas Corp., Ltd. (Australia) (a)	166,508
7,124	Molycorp, Inc. (a)	153,522
		320,030
	Real Estate Investment Trusts (REIT) (3.6%)
18,456	Brookfield Asset Management, Inc., Class A (Canada)	610,894

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Recreational Vehicles & Boats (3.4%)
19,848	Edenred (France)	$563,201
	Wholesale & International Trade (1.8%)
154,026	Li & Fung Ltd. (d)	298,880
	Total Common Stocks (Cost $12,589,523)	16,134,620
	Convertible Preferred Stocks (1.1%)
	Alternative Energy (0.9%)
48,317	Better Place, Inc. (a)(b)(c)	159,929
	Computer Services, Software & Systems (0.2%)
2,142	Workday, Inc. (a)(b)(c)	28,403
	Total Convertible Preferred Stocks (Cost $149,195)	188,332
NUMBER OF SHARES (000)
	Short-Term Investment (3.5%)
	Investment Company
593	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $593,107)	593,107
Total Investments (Cost $13,331,825) (e)	100.4%	16,916,059
Liabilities in Excess of Other Assets	(0.4)	(61,552)
Net Assets	100.0%	$16,854,507

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At June 30, 2012, the Portfolio held fair valued securities valued at $944,577, representing 5.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $1,453,445 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Multi Cap Growth

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$3,367,874	19.9%
Diversified Retail	2,477,556	14.7
Computer Technology	1,812,475	10.7
Financial Data & Systems	889,455	5.3
Commercial Services	765,668	4.5
Alternative Energy	762,199	4.5
Health Care Services	727,968	4.3
Real Estate Investment Trusts (REIT)	610,894	3.6
Investment Company	593,107	3.5
Medical Equipment	582,587	3.5
Communications Technology	570,007	3.4
Recreational Vehicles & Boats	563,201	3.3

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Chemicals: Diversified	$512,408	3.0%
Consumer Lending	509,432	3.0
Biotechnology	391,945	2.3
Metals & Minerals: Diversified	320,030	1.9
Insurance: Property-Casualty	310,304	1.8
Wholesale & International Trade	298,880	1.8
Air Transport	271,405	1.6
Commercial Finance & Mortgage Companies	242,963	1.4
Beverage: Brewers & Distillers	221,712	1.3
Foods	113,989	0.7
	$16,916,059	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (94.4%)
	Air Transport (1.8%)
12,114	Expeditors International of Washington, Inc.	$469,418
	Alternative Energy (3.0%)
8,254	Range Resources Corp.	510,675
12,006	Ultra Petroleum Corp. (a)	276,978
		787,653
	Asset Management & Custodian (0.6%)
4,326	Greenhill & Co., Inc.	154,222
	Beverage: Brewers & Distillers (1.4%)
31,734	DE Master Blenders 1753 N.V. (Netherlands) (a)	357,820
	Biotechnology (4.3%)
5,164	IDEXX Laboratories, Inc. (a)	496,415
15,605	Illumina, Inc. (a)	630,286
		1,126,701
	Cement (1.1%)
3,581	Martin Marietta Materials, Inc.	282,254
	Chemicals: Diversified (2.5%)
12,566	Intrepid Potash, Inc. (a)	286,002
8,291	Rockwood Holdings, Inc.	367,706
		653,708
	Commercial Services (7.8%)
12,692	Gartner, Inc. (a)	546,391
16,641	Intertek Group PLC (United Kingdom)	699,380
3,557	MercadoLibre, Inc. (Brazil)	269,621
10,482	Weight Watchers International, Inc. (a)	540,452
		2,055,844
	Communications Technology (3.9%)
19,406	Motorola Solutions, Inc.	933,623
12,710	Research In Motion Ltd. (Canada) (a)	93,927
		1,027,550

NUMBER OF SHARES		VALUE
	Computer Services, Software & Systems (15.4%)
13,406	Akamai Technologies, Inc. (a)	$425,640
4,871	Citrix Systems, Inc. (a)	408,872
5,038	IHS, Inc., Class A (a)	542,744
6,543	LinkedIn Corp., Class A (a)	695,325
7,389	Red Hat, Inc. (a)	417,331
4,156	Salesforce.com, Inc. (a)	574,608
2,487	SINA Corp. (China) (a)	128,851
12,709	Solera Holdings, Inc.	531,109
39,180	Zynga, Inc., Class A (a)	213,139
17,620	Zynga, Inc., Class B (a)	95,853
		4,033,472
	Computer Technology (3.7%)
15,229	Dropbox, Inc. (a)(b)(c)	137,809
24,420	Yandex N.V., Class A (Russia) (a)	465,201
16,833	Youku.com, Inc. ADR (China) (a)	364,939
		967,949
	Consumer Lending (1.6%)
3,131	IntercontinentalExchange, Inc. (a)	425,753
	Consumer Services: Miscellaneous (1.8%)
43,579	Qualicorp SA (Brazil) (a)	381,004
82,000	Sun Art Retail Group Ltd. (Hong Kong)	90,058
		471,062
	Diversified Materials & Processing (0.1%)
340	Schindler Holding AG (Switzerland)	38,022
	Diversified Media (3.1%)
4,144	Factset Research Systems, Inc.	385,143
9,319	McGraw-Hill Cos., Inc. (The)	419,355
		804,498

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Diversified Retail (5.6%)
9,170	Dollar Tree, Inc. (a)	$493,346
8,905	Fastenal Co.	358,961
26,190	Groupon, Inc. (a)	278,400
33,164	Groupon, Inc., Series A (a)	352,533
		1,483,240
	Education Services (1.4%)
15,388	New Oriental Education & Technology Group ADR (China) (a)	377,006
	Electronic Components (1.4%)
13,330	Sensata Technologies Holding N.V. (a)	356,977
	Financial Data & Systems (5.7%)
20,148	MSCI, Inc., Class A (a)	685,435
16,485	Verisk Analytics, Inc., Class A (a)	812,051
		1,497,486
	Foods (0.7%)
6,346	Hillshire Brands Co.	183,971
	Health Care Services (3.9%)
5,755	athenahealth, Inc. (a)	455,623
6,352	Stericycle, Inc. (a)	582,288
		1,037,911
	Insurance: Property-Casualty (1.8%)
22,406	Progressive Corp. (The)	466,717
	Media (0.6%)
153	Legend Pictures LLC Ltd. (a)(b)(c)	163,577
	Medical & Dental Instruments & Supplies (1.4%)
4,950	Techne Corp.	367,290
	Medical Equipment (3.6%)
1,715	Intuitive Surgical, Inc. (a)	949,750

NUMBER OF SHARES		VALUE
	Metals & Minerals: Diversified (1.2%)
93,709	Lynas Corp., Ltd. (Australia) (a)	$82,855
10,494	Molycorp, Inc. (a)	226,145
		309,000
	Pharmaceuticals (3.5%)
13,798	Ironwood Pharmaceuticals, Inc. (a)	190,137
4,873	Mead Johnson Nutrition Co.	392,325
7,495	Valeant Pharmaceuticals International, Inc. (Canada) (a)	335,701
		918,163
	Publishing (1.4%)
6,216	Morningstar, Inc.	359,533
	Recreational Vehicles & Boats (3.6%)
33,347	Edenred (France)	946,245
	Restaurants (1.5%)
11,115	Dunkin' Brands Group, Inc.	381,689
	Scientific Instruments: Pollution Control (1.2%)
18,388	Covanta Holding Corp.	315,354
	Semiconductors & Components (0.5%)
8,921	First Solar, Inc. (a)	134,350
	Utilities: Electrical (3.3%)
26,071	Brookfield Infrastructure Partners LP (Canada)	875,204
	Total Common Stocks (Cost $23,207,562)	24,779,389

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.3%)
	Alternative Energy (0.8%)
67,268	Better Place, Inc. (a)(b)(c)	$222,657
	Computer Services, Software & Systems (0.2%)
3,419	Workday, Inc. (a)(b)(c)	45,336
	Computer Technology (0.1%)
1,479	Dropbox, Inc., Series A (a)(b)(c)	13,384
	Technology: Miscellaneous (0.2%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(b)(c)	68,264
	Total Convertible Preferred Stocks (Cost $307,149)	349,641
NUMBER OF SHARES (000)
	Short-Term Investment (3.7%)
	Investment Company
960	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $960,279)	960,279
Total Investments (Cost $24,474,990) (d)	99.4%	26,089,309
Other Assets in Excess of Liabilities	0.6	167,476
Net Assets	100.0%	$26,256,785

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At June 30, 2012, the Portfolio held fair valued securities valued at $651,027, representing 2.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $1,856,560 and 7.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Mid Cap Growth

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,078,808	15.6%
Commercial Services	2,055,844	7.9
Financial Data & Systems	1,497,486	5.7
Diversified Retail	1,483,240	5.7
Biotechnology	1,126,701	4.3
Health Care Services	1,037,911	4.0
Communications Technology	1,027,550	3.9
Alternative Energy	1,010,310	3.9
Computer Technology	981,333	3.8
Investment Company	960,279	3.7
Medical Equipment	949,750	3.6
Recreational Vehicles & Boats	946,245	3.6
Pharmaceuticals	918,163	3.5
Utilities: Electrical	875,204	3.4
Diversified Media	804,498	3.1
Chemicals: Diversified	653,708	2.5
Consumer Services: Miscellaneous	471,062	1.8
Air Transport	469,418	1.8
Insurance: Property-Casualty	466,717	1.8

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Lending	$425,753	1.6%
Restaurants	381,689	1.5
Education Services	377,006	1.4
Medical & Dental Instruments & Supplies	367,290	1.4
Publishing	359,533	1.4
Beverage: Brewers & Distillers	357,820	1.4
Electronic Components	356,977	1.4
Scientific Instruments: Pollution Control	315,354	1.2
Metals & Minerals: Diversified	309,000	1.2
Cement	282,254	1.1
Foods	183,971	0.7
Media	163,577	0.6
Asset Management & Custodian	154,222	0.6
Semiconductors & Components	134,350	0.5
Technology: Miscellaneous	68,264	0.3
Diversified Materials & Processing	38,022	0.1
	$26,089,309	100.0%

See Notes to Financial Statements

(This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2012 (unaudited)

	Money Market		Flexible Income		Global Infrastructure		Growth
Assets:
Investments in securities, at value*	$73,253,151	(1)	$22,308,380		$26,461,836		$20,845,572
Investment in affiliates, at value**	—		360,203		419,326		906,453
Total investments in securities, at value	73,253,151		22,668,583		26,881,162		21,752,025
Unrealized appreciation on open swap agreements	—		147,849		—		—
Unrealized appreciation on open foreign currency exchange contracts	—		2,632		—		—
Cash	12,924		2,572	(2)	59,342	(2)	—
Due from broker	—		71,796		—		—
Receivable for:
Shares of beneficial interest sold	369,050		—		16,146		—
Interest	14,609		326,564		—		—
Dividends	—		—		240,476		7,889
Investments sold	—		49,795		96,186		—
Foreign withholding taxes reclaimed	—		515		13,310		3,971
Interest and dividends from affiliates	—		1,619		11		162
Prepaid expenses and other assets	4,337		1,630		2,607		3,339
Total Assets	73,654,071		23,273,555		27,309,240		21,767,386
Liabilities:
Unrealized depreciation on open swap agreements	—		153,129		—		—
Unrealized depreciation on open foreign currency exchange contracts	—		4,600		—		—
Payable for:
Investments purchased	1,000,000		200,292		74,142		12,146
Shares of beneficial interest redeemed	21,282		12,149		49,130		87,737
Advisory fee	6,215		6,030		12,339		8,597
Administration fee	2,936		1,513		1,734		1,394
Distribution fee (Class Y)	—		2,503		1,520		2,390
Transfer agent fee	173		176		176		177
Accrued expenses and other payables	36,575		49,071		44,097		28,901
Total Liabilities	1,067,181		429,463		183,138		141,342
Net Assets	$72,586,890		$22,844,092		$27,126,102		$21,626,044
Composition of Net Assets:
Paid-in-capital	$72,583,189		$37,722,891		$20,868,384		$15,877,665
Net unrealized appreciation (depreciation)	—		961,417		4,958,495		4,541,481
Accumulated undistributed net investment income (net investment loss)	5,229		524,233		359,973		27,859
Accumulated net realized gain (loss)	(1,528)		(16,364,449)		939,250		1,179,039
Net Assets	$72,586,890		$22,844,092		$27,126,102		$21,626,044
* Cost	$73,253,151		$21,334,536		$21,505,035		$16,307,293
** Affiliated Cost	$—		$342,876		$419,326		$903,092
Class X Shares:
Net Assets	$24,947,510		$10,550,163		$19,464,250		$9,732,221
Shares Outstanding (unlimited shares authorized, $0.01 par value)	24,946,572		1,758,388		868,695		409,064
Net Asset Value Per Share	$1.00		$6.00		$22.41		$23.79
Class Y Shares:
Net Assets	$47,639,380		$12,293,929		$7,661,852		$11,893,823
Shares Outstanding (unlimited shares authorized, $0.01 par value)	47,636,617		2,059,381		342,116		512,241
Net Asset Value Per Share	$1.00		$5.97		$22.40		$23.22

(1)  Including repurchase agreements of $36,760,000.

(2)  Including foreign currency valued at $2,572, $59,342 and $220,998, respectively with a cost of $2,592, $59,002 and $220,990, respectively.

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Assets:
Investments in securities, at value*	$71,255,641	$16,322,952	$25,129,030
Investment in affiliates, at value**	1,300,707	593,107	960,279
Total investments in securities, at value	72,556,348	16,916,059	26,089,309
Unrealized appreciation on open swap agreements	—	—	—
Unrealized appreciation on open foreign currency exchange contracts	—	—	—
Cash	—	—	220,998	(2)
Due from broker	—	—	—
Receivable for:
Shares of beneficial interest sold	—	—	—
Interest	—	—	—
Dividends	27,051	6,794	13,613
Investments sold	—	—	53,000
Foreign withholding taxes reclaimed	3,573	—	1,508
Interest and dividends from affiliates	275	122	212
Prepaid expenses and other assets	5,861	4,876	3,985
Total Assets	72,593,108	16,927,851	26,382,625
Liabilities:
Unrealized depreciation on open swap agreements	—	—	—
Unrealized depreciation on open foreign currency exchange contracts	—	—	—
Payable for:
Investments purchased	49,086	16,034	57,796
Shares of beneficial interest redeemed	53,819	4,785	24,192
Advisory fee	31,462	8,977	8,779
Administration fee	4,648	1,082	1,701
Distribution fee (Class Y)	3,299	1,770	1,540
Transfer agent fee	214	156	178
Accrued expenses and other payables	40,799	40,540	31,654
Total Liabilities	183,327	73,344	125,840
Net Assets	$72,409,781	$16,854,507	$26,256,785
Composition of Net Assets:
Paid-in-capital	$55,741,330	$12,546,659	$24,652,982
Net unrealized appreciation (depreciation)	13,652,920	3,584,217	1,614,275
Accumulated undistributed net investment income (net investment loss)	182,094	(23,334)	81,177
Accumulated net realized gain (loss)	2,833,437	746,965	(91,649)
Net Assets	$72,409,781	$16,854,507	$26,256,785
* Cost	$57,552,331	$12,738,718	$23,514,711
** Affiliated Cost	$1,351,016	$593,107	$960,279
Class X Shares:
Net Assets	$55,951,620	$8,029,192	$18,647,364
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,474,777	515,428	578,188
Net Asset Value Per Share	$22.61	$15.58	$32.25
Class Y Shares:
Net Assets	$16,458,161	$8,825,315	$7,609,421
Shares Outstanding (unlimited shares authorized, $0.01 par value)	740,452	585,180	241,518
Net Asset Value Per Share	$22.23	$15.08	$31.51

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2012 (unaudited)

	Money Market	Flexible Income	Global Infrastructure	Growth
Net Investment Income:
Income
Dividends†	$—	$2,898	$540,236	$167,226
Interest†	106,247	693,603	—	—
Interest and dividends from affiliates (Note 6)	—	5,880	207	537
Total Income	106,247	702,381	540,443	167,763
†Net of foreign withholding taxes	—	—	29,983	4,712
Expenses
Advisory fee (Note 4)	176,231	37,846	78,561	58,435
Professional fees	22,654	27,807	26,306	20,818
Distribution fee (Class Y shares) (Note 5)	64,998	15,530	9,660	16,471
Administration fee (Note 4)	19,581	9,462	11,026	9,350
Custodian fees	10,980	12,666	13,736	4,288
Shareholder reports and notices	11,709	6,441	9,371	7,878
Trustees' fees and expenses	2,008	891	1,754	927
Transfer agent fees and expenses	1,012	1,009	1,009	1,010
Other	4,237	22,376	7,847	6,535
Total Expenses	313,410	134,028	159,270	125,712
Less: amounts waived (Note 5)	(211,112)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(483)	(217)	(416)
Net Expenses	102,298	133,545	159,053	125,296
Net Investment Income (Loss)	3,949	568,836	381,390	42,467
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	2	459,937	1,070,363	1,343,969
Investments in affiliates (Note 6)	—	—	—	647
Futures contracts	—	(82,466)	—	—
Swap agreements	—	(86,581)	—	—
Foreign currency exchange contracts	—	(1,894)	—	—
Foreign currency translation	—	(515)	2,307	(666)
Net Realized Gain (Loss)	2	288,481	1,072,670	1,343,950
Change in Unrealized Appreciation/Depreciation on:
Investments	—	408,394	360,476	1,034,772
Investments in affiliates (Note 6)	—	6,548	—	2,373
Futures contracts	—	4,206	—	—
Swap agreements	—	43,834	—	—
Foreign currency exchange contracts	—	1,154	—	—
Foreign currency translation	—	2,367	2,239	158
Net Change in Unrealized Appreciation/Depreciation	—	466,503	362,715	1,037,303
Net Gain	2	754,984	1,435,385	2,381,253
Net Increase	$3,951	$1,323,820	$1,816,775	$2,423,720

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$566,649	$117,792	$218,645
Interest†	—	—	—
Interest and dividends from affiliates (Note 6)	1,898	504	726
Total Income	568,547	118,296	219,371
†Net of foreign withholding taxes	17,199	3,419	5,581
Expenses
Advisory fee (Note 4)	208,235	59,343	59,005
Professional fees	28,213	28,251	26,602
Distribution fee (Class Y shares) (Note 5)	21,718	11,670	10,081
Administration fee (Note 4)	30,567	7,086	11,239
Custodian fees	5,570	4,870	8,944
Shareholder reports and notices	6,790	4,644	9,786
Trustees' fees and expenses	1,682	809	1,419
Transfer agent fees and expenses	1,256	990	1,011
Other	7,147	8,433	9,729
Total Expenses	311,178	126,096	137,816
Less: amounts waived (Note 5)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,425)	(475)	(674)
Net Expenses	309,753	125,621	137,142
Net Investment Income (Loss)	258,794	(7,325)	82,229
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	2,842,211	747,186	(43,021)
Investments in affiliates (Note 6)	1,350	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	(738)	(53)	(3,286)
Net Realized Gain (Loss)	2,842,823	747,133	(46,307)
Change in Unrealized Appreciation/Depreciation on:
Investments	4,794,453	812,646	1,757,117
Investments in affiliates (Note 6)	(50,309)	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	805	163	57
Net Change in Unrealized Appreciation/Depreciation	4,744,949	812,809	1,757,174
Net Gain	7,587,772	1,559,942	1,710,867
Net Increase	$7,846,566	$1,552,617	$1,793,096

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Global Infrastructure
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,949	$9,366	$568,836	$1,428,092	$381,390	$631,992
Net realized gain (loss)	2	(1,549)	288,481	195,884	1,072,670	2,497,127
Net change in unrealized appreciation/depreciation	—	—	466,503	(505,679)	362,715	1,142,913
Net Increase (Decrease)	3,951	7,817	1,323,820	1,118,297	1,816,775	4,272,032
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,320)	(2,982)	(689,754)	(790,731)	(438,478)	(586,125)
Class Y shares	(2,607)	(6,385)	(775,294)	(838,939)	(151,957)	(208,666)
Net realized gain
Class X shares	—	—	—	—	(1,819,783)	(1,282,100)
Class Y shares	—	—	—	—	(715,240)	(506,405)
Total Dividends and Distributions	(3,927)	(9,367)	(1,465,048)	(1,629,670)	(3,125,458)	(2,583,296)
Net increase (decrease) from transactions in shares of beneficial interest	(11,048,622)	(16,648,095)	(947,978)	(3,014,435)	289,428	(4,268,842)
Net Increase (Decrease)	(11,048,598)	(16,649,645)	(1,089,206)	(3,525,808)	(1,019,255)	(2,580,106)
Net Assets:
Beginning of period	83,635,488	100,285,133	23,933,298	27,459,106	28,145,357	30,725,463
End of Period	$72,586,890	$83,635,488	$22,844,092	$23,933,298	$27,126,102	$28,145,357
Accumulated Undistributed Net Investment Income (Loss)	$5,229	$5,207	$524,233	$1,420,445	$359,973	$569,018

See Notes to Financial Statements

	Growth		Focus Growth
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$42,467	$(87,190)	$258,794	$(105,629)
Net realized gain (loss)	1,343,950	4,219,867	2,842,823	10,903,216
Net change in unrealized appreciation/depreciation	1,037,303	(4,659,700)	4,744,949	(14,661,098)
Net Increase (Decrease)	2,423,720	(527,023)	7,846,566	(3,863,511)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Net realized gain
Class X shares	(443,966)	—	(1,852,844)	—
Class Y shares	(552,326)	—	(553,913)	—
Total Dividends and Distributions	(996,292)	—	(2,406,757)	—
Net increase (decrease) from transactions in shares of beneficial interest	(1,955,314)	(6,566,694)	(5,039,361)	(18,076,585)
Net Increase (Decrease)	(527,886)	(7,093,717)	400,448	(21,940,096)
Net Assets:
Beginning of period	22,153,930	29,247,647	72,009,333	93,949,429
End of Period	$21,626,044	$22,153,930	$72,409,781	$72,009,333
Accumulated Undistributed Net Investment Income (Loss)	$27,859	$(14,608)	$182,094	$(76,700)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Mid Cap Growth
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(7,325)	$(144,516)	$82,229	$(89,696)
Net realized gain (loss)	747,133	3,438,750	(46,307)	4,377,600
Net change in unrealized appreciation/depreciation	812,809	(4,645,205)	1,757,174	(6,164,401)
Net Increase (Decrease)	1,552,617	(1,350,971)	1,793,096	(1,876,497)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(80,806)
Class Y shares	—	—	—	(15,788)
Net realized gain
Class X shares	(537,907)	—	(1,395,029)	—
Class Y shares	(609,634)	—	(581,952)	—
Total Dividends and Distributions	(1,147,541)	—	(1,976,981)	(96,594)
Net decrease from transactions in shares of beneficial interest	(342,914)	(5,144,842)	(557,573)	(6,175,477)
Net Increase (Decrease)	62,162	(6,495,813)	(741,458)	(8,148,568)
Net Assets:
Beginning of period	16,792,345	23,288,158	26,998,243	35,146,811
End of Period	$16,854,507	$16,792,345	$26,256,785	$26,998,243
Accumulated Undistributed Net Investment Income (Loss)	$(23,334)	$(16,009)	$81,177	$(1,052)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	2,799,101	4,856,704	15,899	110,334
Reinvestment of dividends and distributions	1,320	2,982	114,959	131,570
Redeemed	(5,407,570)	(9,733,428)	(251,506)	(411,857)
Net Decrease - Class X	(2,607,149)	(4,873,742)	(120,648)	(169,953)
Amount
Sold	$2,799,101	$4,856,704	$100,194	$684,830
Reinvestment of dividends and distributions	1,320	2,982	689,754	790,731
Redeemed	(5,407,570)	(9,733,428)	(1,588,078)	(2,540,228)
Net Decrease - Class X	$(2,607,149)	$(4,873,742)	$(798,130)	$(1,064,667)
Class Y Shares
Shares
Sold	10,457,920	39,958,406	118,838	163,930
Reinvestment of dividends and distributions	2,607	6,385	129,865	140,291
Redeemed	(18,902,000)	(51,739,144)	(266,441)	(616,688)
Net Decrease - Class Y	(8,441,473)	(11,774,353)	(17,738)	(312,467)
Amount
Sold	$10,457,920	$39,958,406	$746,212	$999,654
Reinvestment of dividends and distributions	2,607	6,385	775,294	838,939
Redeemed	(18,902,000)	(51,739,144)	(1,671,354)	(3,788,361)
Net Decrease - Class Y	$(8,441,473)	$(11,774,353)	$(149,848)	$(1,949,768)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Global Infrastructure		Growth		Focus Growth
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	2,814	15,921	8,541	11,561	3,842	17,128
Reinvestment of dividends and distributions	100,770	81,298	18,662	—	81,948	—
Redeemed	(89,823)	(215,273)	(36,890)	(94,806)	(254,882)	(594,979)
Net Increase (Decrease) - Class X	13,761	(118,054)	(9,687)	(83,245)	(169,092)	(577,851)
Amount
Sold	$68,572	$373,423	$214,341	$282,367	$87,060	$398,715
Reinvestment of dividends and distributions	2,258,261	1,868,225	443,966	—	1,852,844	—
Redeemed	(2,200,285)	(5,010,940)	(916,127)	(2,307,685)	(6,036,167)	(13,778,514)
Net Increase (Decrease) - Class X	$126,548	$(2,769,292)	$(257,820)	$(2,025,318)	$(4,096,263)	$(13,379,799)
Class Y Shares
Shares
Sold	5,784	24,755	18,029	38,570	18,802	86,759
Reinvestment of dividends and distributions	38,714	31,131	23,787	—	24,917	—
Redeemed	(34,446)	(120,310)	(106,177)	(228,632)	(81,918)	(293,107)
Net Increase (Decrease) - Class Y	10,052	(64,424)	(64,361)	(190,062)	(38,199)	(206,348)
Amount
Sold	$138,160	$573,294	$432,946	$898,899	$449,312	$1,966,965
Reinvestment of dividends and distributions	867,197	715,071	552,326	—	553,913	—
Redeemed	(842,477)	(2,787,915)	(2,682,766)	(5,440,275)	(1,946,323)	(6,663,751)
Net Increase (Decrease) - Class Y	$162,880	$(1,499,550)	$(1,697,494)	$(4,541,376)	$(943,098)	$(4,696,786)

See Notes to Financial Statements

	Multi Cap Growth		Mid Cap Growth
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	1,744	5,172	1,034	6,721
Reinvestment of dividends and distributions	34,525	—	43,257	2,058
Redeemed	(43,733)	(100,005)	(51,603)	(111,467)
Net Increase (Decrease) - Class X	(7,464)	(94,833)	(7,312)	(102,688)
Amount
Sold	$30,067	$85,322	$37,756	$251,586
Reinvestment of dividends and distributions	537,907	—	1,395,029	80,806
Redeemed	(726,761)	(1,677,230)	(1,865,422)	(4,082,760)
Net Increase (Decrease) - Class X	$(158,787)	$(1,591,908)	$(432,637)	$(3,750,368)
Class Y Shares
Shares
Sold	22,502	39,117	17,562	93,013
Reinvestment of dividends and distributions	40,427	—	18,469	410
Redeemed	(69,960)	(256,631)	(37,812)	(162,679)
Net Increase (Decrease) - Class Y	(7,031)	(217,514)	(1,781)	(69,256)
Amount
Sold	$372,246	$636,747	$626,930	$3,378,268
Reinvestment of dividends and distributions	609,634	—	581,952	15,788
Redeemed	(1,166,007)	(4,189,681)	(1,333,818)	(5,819,165)
Net Increase (Decrease) - Class Y	$(184,127)	$(3,552,934)	$(124,936)	$(2,425,109)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, which consists of seven separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Multi Cap Growth which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

Growth	Seeks long-term capital growth.

Focus Growth	Seeks long-term capital growth.

Multi Cap Growth	Seeks long-term capital growth.

Mid Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

G. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2012.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$36,760,000	$—	$36,760,000
Commercial Paper	—	12,993,067	—	12,993,067
Certificates of Deposit	—	10,999,990	—	10,999,990
Floating Rate Notes	—	9,500,094	—	9,500,094
Tax-Exempt Instruments	—	3,000,000	—	3,000,000
Total Assets	$—	$73,253,151	$—	$73,253,151

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Flexible Income
Assets:
Fixed Income Securities
Corporate Bonds	$—	$16,139,719	$—	†	$16,139,719
Sovereign	—	2,412,974	—		2,412,974
Municipal Bonds	—	340,339	—		340,339
Agency Fixed Rate Mortgages	—	160,915	—		160,915
Asset-Backed Securities	—	410,098	—		410,098
U.S. Treasury Securities	—	2,027,028	—		2,027,028
Mortgages — Other	—	982,450	—		982,450
Total Fixed Income Securities	—	22,473,523	—	†	22,473,523
Common Stocks
Communications Equipment	1,835	—	—		1,835
Electric Utilities	254	—	—		254
Wireless Telecommunication Services	630	—	—		630
Total Common Stocks	2,719	—	—		2,719
Short-Term Investment — Investment Company	192,341	—	—		192,341
Foreign Currency Exchange Contracts	—	2,632	—		2,632
Futures Contracts	258	—	—		258
Interest Rate Swap Agreements	—	147,849	—		147,849
Total Assets	$195,318	$22,624,004	$—	†	$22,819,322
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,600)	$—		$(4,600)
Futures Contracts	(22,748)	—	—		(22,748)
Total Liabilities	(22,748)	(157,729)	—		(180,477)
Total	$172,570	$22,466,275	$—	†	$22,638,845

† — Includes one security which is valued at zero.

Global Infrastructure
Assets:
Common Stocks
Airports	$—	$786,538	$—	$786,538
Communications	2,903,363	1,025,956	—	3,929,319
Diversified	495,253	257,137	—	752,390
Oil & Gas Storage & Transportation	8,782,997	4,550,128	—	13,333,125

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ports	$—	$256,932	$—	$256,932
Toll Roads	—	1,914,793	—	1,914,793
Transmission & Distribution	1,733,489	2,703,605	—	4,437,094
Water	452,546	599,099	—	1,051,645
Total Common Stocks	14,367,648	12,094,188	—	26,461,836
Short-Term Investment — Investment Company	419,326	—	—	419,326
Total Assets	$14,786,974	$12,094,188	$—	$26,881,162
Growth
Assets:
Common Stocks
Air Transport	$309,845	$—	$—	$309,845
Alternative Energy	482,547	—	—	482,547
Asset Management & Custodian	124,997	—	—	124,997
Beverage: Brewers & Distillers	660,411	—	—	660,411
Beverage: Soft Drinks	342,701	—	—	342,701
Biotechnology	475,108	—	—	475,108
Chemicals: Diversified	611,413	—	—	611,413
Commercial Finance & Mortgage Companies	289,001	—	—	289,001
Commercial Services	325,116	328,277	—	653,393
Communications Technology	781,113	—	—	781,113
Computer Services, Software & Systems	3,310,335	—	950,705	4,261,040
Computer Technology	2,157,701	—	—	2,157,701
Consumer Lending	961,422	—	—	961,422
Diversified Financial Services	78,291	—	—	78,291
Diversified Media	295,425	281,072	—	576,497
Diversified Retail	2,934,485	—	—	2,934,485
Electronic Components	272,192	—	—	272,192
Financial Data & Systems	620,045	—	—	620,045
Foods	139,761	—	—	139,761
Insurance: Multi-Line	87,285	—	—	87,285
Insurance: Property-Casualty	378,085	—	—	378,085
Medical Equipment	726,572	—	—	726,572
Metals & Minerals: Diversified	173,348	—	—	173,348
Pharmaceuticals	548,777	—	—	548,777
Real Estate Investment Trusts (REIT)	799,431	—	—	799,431
Recreational Vehicles & Boats	—	784,758	—	784,758

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Semiconductors & Components	$107,664	$—	$—	$107,664
Wholesale & International Trade	—	356,330	—	356,330
Total Common Stocks	17,993,071	1,750,437	950,705	20,694,213
Convertible Preferred Stock	—	—	216,156	216,156
Short-Term Investment — Investment Company	841,656	—	—	841,656
Total Assets	$18,834,727	$1,750,437	$1,166,861	$21,752,025

Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services,
Software & Systems	$950,705	Adjusted Stock Price	Discount for
			Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stock
Alternative Energy	$216,156	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Focus Growth
Assets:
Common Stocks
Air Transport	$1,335,170	$—	$—	$1,335,170
Alternative Energy	1,329,962	—	—	1,329,962
Asset Management & Custodian	594,528	—	—	594,528
Beverage: Brewers & Distillers	1,144,857	—	—	1,144,857
Biotechnology	2,058,032	—	—	2,058,032
Chemicals: Diversified	2,715,018	—	—	2,715,018
Commercial Finance & Mortgage Companies	1,192,093	—	—	1,192,093
Commercial Services	—	1,252,337	—	1,252,337
Communications Technology	2,887,755	—	—	2,887,755
Computer Services, Software & Systems	13,002,773	—	3,123,550	16,126,323
Computer Technology	8,561,296	—	—	8,561,296
Consumer Lending	2,628,007	—	—	2,628,007
Diversified Financial Services	389,368	—	—	389,368
Diversified Media	—	1,306,000	—	1,306,000
Diversified Retail	12,479,817	—	—	12,479,817
Financial Data & Systems	1,152,325	—	—	1,152,325
Foods	588,671	—	—	588,671
Insurance: Multi-Line	433,728	—	—	433,728
Insurance: Property-Casualty	1,497,802	—	—	1,497,802
Medical Equipment	2,844,819	—	—	2,844,819
Metals & Minerals: Diversified	727,442	—	—	727,442
Real Estate Investment Trusts (REIT)	3,138,873	—	—	3,138,873
Recreational Vehicles & Boats	—	2,866,457	—	2,866,457
Semiconductors & Components	189,861	—	—	189,861
Wholesale & International Trade	—	1,455,336	—	1,455,336
Total Common Stocks	60,892,197	6,880,130	3,123,550	70,895,877
Convertible Preferred Stock	—	—	662,590	662,590
Short-Term Investment — Investment Company	997,881	—	—	997,881
Total Assets	$61,890,078	$6,880,130	$3,786,140	$72,556,348

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Focus Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services,
Software & Systems	$3,123,550	Adjusted Stock Price	Discount for
			Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stock
Alternative Energy	$662,590	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$271,405	$—	$—	$271,405
Alternative Energy	602,270	—	—	602,270
Beverage: Brewers & Distillers	221,712	—	—	221,712
Biotechnology	391,945	—	—	391,945
Chemicals: Diversified	512,408	—	—	512,408
Commercial Finance & Mortgage Companies	242,963	—	—	242,963

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commercial Services	$340,812	$424,856	$—	$765,668
Communications Technology	570,007	—	—	570,007
Computer Services, Software & Systems	2,583,226	—	756,245	3,339,471
Computer Technology	1,812,475	—	—	1,812,475
Consumer Lending	509,432	—	—	509,432
Diversified Retail	2,477,556	—	—	2,477,556
Financial Data & Systems	889,455	—	—	889,455
Foods	113,989	—	—	113,989
Health Care Services	727,968	—	—	727,968
Insurance: Property-Casualty	310,304	—	—	310,304
Medical Equipment	582,587	—	—	582,587
Metals & Minerals: Diversified	153,522	166,508	—	320,030
Real Estate Investment Trusts (REIT)	610,894	—	—	610,894
Recreational Vehicles & Boats	—	563,201	—	563,201
Wholesale & International Trade	—	298,880	—	298,880
Total Common Stocks	13,924,930	1,453,445	756,245	16,134,620
Convertible Preferred Stocks	—	—	188,332	188,332
Short-Term Investment — Investment Company	593,107	—	—	593,107
Total Assets	$14,518,037	$1,453,445	$944,577	$16,916,059

Multi Cap Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks
Computer Services,
Software & Systems	$756,245	Adjusted Stock Price	Discount for
			Illiquidity	8.3%	8.3%	8.3%	Decrease

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	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Convertible Preferred Stocks
Alternative Energy	$159,929	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services,
Software & Systems	$28,403	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value / Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mid Cap Growth
Assets:
Common Stocks
Air Transport	$469,418	$—	$—	$469,418
Alternative Energy	787,653	—	—	787,653
Asset Management & Custodian	154,222	—	—	154,222
Beverage: Brewers & Distillers	357,820	—	—	357,820
Biotechnology	1,126,701	—	—	1,126,701
Cement	282,254	—	—	282,254
Chemicals: Diversified	653,708	—	—	653,708
Commercial Services	1,356,464	699,380	—	2,055,844
Communications Technology	1,027,550	—	—	1,027,550
Computer Services, Software & Systems	3,937,619	95,853	—	4,033,472
Computer Technology	830,140	—	137,809	967,949
Consumer Lending	425,753	—	—	425,753
Consumer Services: Miscellaneous	381,004	90,058	—	471,062
Diversified Materials & Processing	—	38,022	—	38,022
Diversified Media	804,498	—	—	804,498
Diversified Retail	1,130,707	352,533	—	1,483,240
Education Services	377,006	—	—	377,006
Electronic Components	356,977	—	—	356,977
Financial Data & Systems	1,497,486	—	—	1,497,486
Foods	183,971	—	—	183,971
Health Care Services	1,037,911	—	—	1,037,911
Insurance: Property-Casualty	466,717	—	—	466,717
Media	—	—	163,577	163,577
Medical & Dental Instruments & Supplies	367,290	—	—	367,290
Medical Equipment	949,750	—	—	949,750
Metals & Minerals: Diversified	226,145	82,855	—	309,000
Pharmaceuticals	918,163	—	—	918,163
Publishing	359,533	—	—	359,533
Recreational Vehicles & Boats	—	946,245	—	946,245
Restaurants	381,689	—	—	381,689
Scientific Instruments: Pollution Control	315,354	—	—	315,354
Semiconductors & Components	134,350	—	—	134,350
Utilities: Electrical	875,204	—	—	875,204
Total Common Stocks	22,173,057	2,304,946	301,386	24,779,389
Convertible Preferred Stocks	—	—	349,641	349,641
Short-Term Investment — Investment Company	960,279	—	—	960,279
Total Assets	$23,133,336	$2,304,946	$651,027	$26,089,309

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Mid Cap Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer
Technology	$137,809	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
Media	$163,577	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	15%		18%		17%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value / EBITDA	10.6	x	11.5	x	11.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
			Equity Value / Net Income	12.2	x	17.3	x	14.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
		Merger & Acquisition Transactions	Enterprise Value / EBITDA	13.7	x	16.3	x	15.0	x	Increase
			Discount for lack of control	35%		35%		35%		Decrease
			Equity Value / Net Income	22.2	x	25.0	x	23.6	x	Increase
			Discount for lack of control	35%		35%		35%		Decrease

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	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Convertible Preferred Stocks
Alternative
Energy	$222,657	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer
Services,
Software &
Systems	$45,336	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value / Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

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	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer
Technology	$13,384	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
Technology:
Miscellaneous	$68,264	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	26%		30%		28%		Decrease
			Perpetual growth rate	5.0%		6.0%		5.5%		Increase
		Merger & Acquisition Transactions	Enterprise Value / Revenue	1.8	x	2.9	x	2.7	x	Increase
			Discount for lack of control	30%		30%		30%		Decrease

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	GROWTH	FOCUS GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$12,094,188	$1,422,160	$5,627,793	$1,028,589	$1,856,560

At June 30, 2012, Mid Cap Growth Portfolio held a security with a value of $352,533 that transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2011 and was valued using other significant observable inputs at June 30, 2012.

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Flexible Income	Growth		Focus Growth		Multi Cap Growth		Mid Cap Growth
	Corporate Bonds	Common Stock	Convertible Preferred Stock	Common Stock	Convertible Preferred Stock	Common Stock	Convertible Preferred Stocks	Common Stocks	Convertible Preferred Stocks	Preferred Stock
Beginning Balance	$14,262	$899,721	$296,480	$2,956,041	$908,808	$715,689	$247,762	$627,131	$430,994	$149,241
Purchases	—	—	—	—	—	—	—	301,386	13,384	—
Sales	(13,451)	—	—	—	—	—	—	—	—	(247,193)
Amortization of discount	—	—	—	—	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—	—	(352,533)	—	—
Change in unrealized appreciation (depreciation)	(166)	50,984	(80,324)	167,509	(246,218)	40,556	(59,430)	(274,598)	(94,737)	97,952
Realized gains (losses)	(645)	—	—	—	—	—	—	—	—	—
Ending Balance	$— †	$950,705	$216,156	$3,123,550	$662,590	$756,245	$188,332	$301,386	$349,641	$—
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2012.	$—	$50,984	$(80,324)	$167,509	$(246,218)	$40,556	$(59,430)	$—	$(94,737)	$—

†  Includes one security which is valued at zero.

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated

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with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

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Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how

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and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of June 30, 2012.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$258	†	Variation margin	$(22,748)†
	Risk	Unrealized appreciation on open swap agreements	147,849		Unrealized depreciation on open swap agreements	(153,129)
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	2,632		Unrealized depreciation on open foreign currency exchange contracts	(4,600)
			$150,739			$(180,477)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure of the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(82,466)	$(86,581)	—
	Currency Risk	—	—	$(1,894)
	Total	$(82,466)	$(86,581)	$(1,894)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$4,206	$43,834	—
	Currency Risk	—	—	$1,154
	Total	$4,206	$43,834	$1,154

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For the six months ended June 30, 2012, Flexible Income Portfolio's average monthly original value of futures contracts was $5,179,788, the average monthly notional value of swap agreements was $14,920,861 and the average monthly principal amount of foreign currency exchange contracts was $910,382.

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

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Multi Cap Growth — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio and Money Market Portfolio (effective June 25th, 2012) with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2012, the Distributor waived $64,998 and the Adviser waived $146,114. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

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6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2012, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Flexible Income	$1,534,856	$1,442,232	$9,587,077	$10,512,935
Global Infrastructure	—	—	4,304,662	6,572,778
Growth	—	—	6,891,040	10,153,163
Focus Growth	—	—	20,267,620	27,334,155
Multi Cap Growth	—	—	5,093,771	6,175,831
Mid Cap Growth	—	—	4,431,856	6,788,847

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Portfolios due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2012
Flexible Income	$1,105,730	$5,802,139	$6,715,528	$521	$192,341
Global Infrastructure	765,145	3,598,044	3,943,863	207	419,326
Growth	379,026	6,138,853	5,676,223	478	841,656
Focus Growth	1,101,134	20,003,632	20,106,885	1,656	997,881
Multi Cap Growth	969,287	3,400,433	3,776,613	504	593,107
Mid Cap Growth	1,001,688	3,596,107	3,637,516	726	960,279

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Flexible Income	$483
Global Infrastructure	217
Growth	416
Focus Growth	1,425
Multi Cap Growth	475
Mid Cap Growth	674

The following Portfolio had transactions with Hartford Financial Services Group, Inc., an affiliate of the Fund:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	INTEREST INCOME	VALUE JUNE 30, 2012
Flexible Income	$60,996	—	—	$1,766	$62,742

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the six months ended June 30, 2012:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN	DIVIDEND/ INTEREST INCOME	VALUE JUNE 30, 2012
Flexible Income	$100,193	—	—	—	$3,593	$105,120
Growth	61,145	$24,516	$23,884	$647	59	64,797
Focus Growth	—	399,482	47,697	1,350	242	302,826

For the six months ended June 30, 2012, the following Portfolio incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

MID CAP GROWTH
$91

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

For the six months ended June 30, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	FOCUS GROWTH	GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$466	$100	$30	$22	$161

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$9,367	$—	$11,764	$184
Flexible Income	1,629,670	—	1,785,335	—
Global Infrastructure	794,791	1,788,505	1,004,960	1,135,827
Focus Growth	—	—	32,429	—
Mid Cap Growth	96,594	—	29,523	—

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, partnership basis adjustments and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2011:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(90)	$90	$—
Flexible Income	96,838	5,822,272	(5,919,110)
Global Infrastructure	(45,694)	45,694	—
Growth	93,299	(7,955)	(85,344)
Focus Growth	129,129	(26,895)	(102,234)
Multi Cap Growth	150,466	(4,387)	(146,079)
Mid Cap Growth	123,341	3,892	(127,233)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$6,883	$—
Flexible Income	1,428,996	—
Global Infrastructure	1,127,851	1,997,601
Growth	—	996,287
Focus Growth	—	2,406,744
Multi Cap Growth	—	1,147,535
Mid Cap Growth	—	1,976,981

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

At June 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) of the investments of each of the Portfolios were as follows:

PORTFOLIO	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$—	$—	$—
Flexible Income	1,521,688	(530,517)	991,171
Global Infrastructure	5,382,637	(425,836)	4,956,801
Growth	6,408,588	(1,866,948)	4,541,640
Focus Growth	22,806,708	(9,153,707)	13,653,001
Multi Cap Growth	5,132,673	(1,548,439)	3,584,234
Mid Cap Growth	4,626,879	(3,012,560)	1,614,319

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolio had available for Federal income tax purposes unused short-term capital losses that will not expire:

PORTFOLIO	SHORT-TERM LOSSES NO EXPIRATION
Money Market	$1,530

In addition, the following Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, which will expire on the indicated dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2016	2017	2018	TOTAL
Flexible Income	$1,199	$562	$938	$4,961	$6,610	$2,202	$16,472

During the year ended December 31, 2011, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Flexible Income	$5,919,110

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Flexible Income	$241,980
Growth	3,205,346
Focus Growth	8,478,656
Multi Cap Growth	2,262,631
Mid Cap Growth	2,331,608

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

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Morgan Stanley Select Dimensions Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2007^	$1.00	$0.050		—		$0.050		$(0.050)		—		$(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—		(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2012^^	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
CLASS Y SHARES
2007^	1.00	0.050		—		0.050		(0.050)		—		(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—		(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2012^^	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
FLEXIBLE INCOME CLASS X SHARES
2007^	7.30	0.48		$(0.21)		0.27		(0.44)		$(0.01	)(h)	(0.45)
2008^	7.12	0.41		(1.93)		(1.52)		(0.14)		—		(0.14)
2009^	5.46	0.32		0.73		1.05		(0.43)		—		(0.43)
2010^	6.08	0.27		0.25		0.52		(0.39)		—		(0.39)
2011	6.21	0.35		(0.08)		0.27		(0.41)		—		(0.41)
2012^^	6.07	0.15		0.20		0.35		(0.42)		—		(0.42)
CLASS Y SHARES
2007^	7.27	0.46		(0.20)		0.26		(0.42)		(0.01	)(h)	(0.43)
2008^	7.10	0.39		(1.93)		(1.54)		(0.13)		—		(0.13)
2009^	5.43	0.31		0.72		1.03		(0.42)		—		(0.42)
2010^	6.04	0.25		0.26		0.51		(0.38)		—		(0.38)
2011	6.17	0.33		(0.07)		0.26		(0.40)		—		(0.40)
2012^^	6.03	0.15		0.19		0.34		(0.40)		—		(0.40)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2007^	$1.00	4.93%		$38,036	0.58%		4.79%		—		N/A
2008^	1.00	2.38		42,190	0.58		2.34		—		N/A
2009^	1.00	0.03		40,771	0.39	(e)(f)	0.03	(e)(f)	—		N/A
2010^	1.00	0.01		32,429	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01		27,555	0.23	(f)	0.01	(f)	—		N/A
2012^^	1.00	0.00	(g)(k)	24,948	0.26	(f)(l)	0.01	(f)(l)	—		N/A
CLASS Y SHARES
2007^	1.00	4.67		84,724	0.83		4.54		—		N/A
2008^	1.00	2.13		173,595	0.83		1.91		—		N/A
2009^	1.00	0.01		101,015	0.40	(e)(f)	0.02	(e)(f)	—		N/A
2010^	1.00	0.01		67,856	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01		56,081	0.23	(f)	0.01	(f)	—		N/A
2012^^	1.00	0.00	(g)(k)	47,639	0.26	(f)(l)	0.01	(f)(l)	—		N/A
FLEXIBLE INCOME CLASS X SHARES
2007^	7.12	3.89		24,135	0.61		6.62		—		51%
2008^	5.46	(21.62)		14,743	0.67	(i)	6.48	(i)	0.01%		73
2009^	6.08	19.77		13,924	0.92	(i)	5.58	(i)	0.01		165
2010^	6.21	9.08		12,719	0.90	(i)	4.38	(i)	0.00	(g)	91
2011	6.07	4.48		11,405	1.07	(i)	5.71	(i)	0.00	(g)	65
2012^^	6.00	5.75	(k)	10,550	1.00	(i)(l)	4.94	(i)(l)	0.00	(g)(l)	48	(k)
CLASS Y SHARES
2007^	7.10	3.64		25,381	0.86		6.37		—		51
2008^	5.43	(21.89)		15,658	0.92	(i)	6.23	(i)	0.01		73
2009^	6.04	19.45		16,357	1.17	(i)	5.33	(i)	0.01		165
2010^	6.17	8.85		14,740	1.15	(i)	4.13	(i)	0.00	(g)	91
2011	6.03	4.20		12,529	1.32	(i)	5.46	(i)	0.00	(g)	65
2012^^	5.97	5.67	(k)	12,294	1.25	(i)(l)	4.69	(i)(l)	0.00	(g)(l)	48	(k)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	$25.29	$0.51	$4.49	$5.00	$(0.52)		—	$(0.52)
2008^	29.77	0.58	(10.37)	(9.79)	(0.15)		—	(0.15)
2009^	19.83	0.54	3.00	3.54	(0.69)		—	(0.69)
2010^	22.68	0.56	0.72	1.28	(0.53)		$(0.98)	(1.51)
2011	22.45	0.52	2.95	3.47	(0.69)		(1.51)	(2.20)
2012^^	23.72	0.34	1.28	1.62	(0.57)		(2.36)	(2.93)
CLASS Y SHARES
2007^	25.27	0.45	4.48	4.93	(0.45)		—	(0.45)
2008^	29.75	0.52	(10.36)	(9.84)	(0.13)		—	(0.13)
2009^	19.78	0.49	3.00	3.49	(0.64)		—	(0.64)
2010^	22.63	0.51	0.71	1.22	(0.47)		(0.98)	(1.45)
2011	22.40	0.46	2.95	3.41	(0.62)		(1.51)	(2.13)
2012^^	23.68	0.31	1.27	1.58	(0.50)		(2.36)	(2.86)
GROWTH CLASS X SHARES
2007^	18.20	0.08	3.91	3.99	—		—	—
2008^	22.19	(0.04)	(10.74)	(10.78)	(0.06)		—	(0.06)
2009^	11.35	0.02	7.49	7.51	—		—	—
2010^	18.86	0.02	4.45	4.47	—		—	—
2011	23.33	(0.04)	(0.75)	(0.79)	—		—	—
2012^^	22.54	0.06	2.32	2.38	—		(1.13)	(1.13)
CLASS Y SHARES
2007^	17.97	0.03	3.86	3.89	—		—	—
2008^	21.86	(0.08)	(10.59)	(10.67)	(0.00	)(j)	—	(0.00	)(j)
2009^	11.19	(0.02)	7.37	7.35	—		—	—
2010^	18.54	(0.03)	4.36	4.33	—		—	—
2011	22.87	(0.10)	(0.72)	(0.82)	—		—	—
2012^^	22.05	0.03	2.27	2.30	—		(1.13)	(1.13)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	$29.77	19.86%	$48,582	0.75%		1.83%		—		8%
2008^	19.83	(33.02)	26,297	0.84	(i)	2.28	(i)	0.00	%(g)	77
2009^	22.68	18.47	24,953	1.42	(i)	2.75	(i)	0.00	(g)	279
2010^	22.45	7.13	21,843	0.93	(i)	2.66	(i)	0.00	(g)	148
2011	23.72	15.81	20,282	1.10	(i)	2.26	(i)	0.00	(g)	36
2012^^	22.41	6.84 (k)	19,464	1.09	(i)(l)	2.83	(i)(l)	0.00	(g)(l)	16	(k)
CLASS Y SHARES
2007^	29.75	19.59	18,763	1.00		1.58		—		8
2008^	19.78	(33.19)	10,886	1.09	(i)	2.03	(i)	0.00	(g)	77
2009^	22.63	18.18	10,332	1.67	(i)	2.50	(i)	0.00	(g)	279
2010^	22.40	6.81	8,883	1.18	(i)	2.41	(i)	0.00	(g)	148
2011	23.68	15.56	7,863	1.35	(i)	2.01	(i)	0.00	(g)	36
2012^^	22.40	6.69 (k)	7,662	1.34	(i)(l)	2.58	(i)(l)	0.00	(g)(l)	16	(k)
GROWTH CLASS X SHARES
2007^	22.19	21.92	21,863	0.70		0.38		—		55
2008^	11.35	(48.70)	8,621	0.81	(i)	(0.21	)(i)	0.00	(g)	42
2009^	18.86	66.17	11,748	0.91	(i)	0.11	(i)	0.00	(g)	19
2010^	23.33	23.70	11,710	0.89	(i)	0.11	(i)	0.00	(g)	33
2011	22.54	(3.39)	9,439	0.94	(i)	(0.19	)(i)	0.00	(g)	29
2012^^	23.79	10.55 (k)	9,732	0.93	(i)(l)	0.51	(i)(l)	0.00	(g)(l)	30	(k)
CLASS Y SHARES
2007^	21.86	21.58	27,644	0.95		0.13		—		55
2008^	11.19	(48.81)	12,953	1.06	(i)	(0.46	)(i)	0.00	(g)	42
2009^	18.54	65.68	17,864	1.16	(i)	(0.14	)(i)	0.00	(g)	19
2010^	22.87	23.35	17,537	1.14	(i)	(0.14	)(i)	0.00	(g)	33
2011	22.05	(3.59)	12,715	1.19	(i)	(0.44	)(i)	0.00	(g)	29
2012^^	23.22	10.43 (k)	11,894	1.18	(i)(l)	0.26	(i)(l)	0.00	(g)(l)	30	(k)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
FOCUS GROWTH CLASS X SHARES
2007^	$17.25	$0.08	$3.85	$3.93	—	—	—
2008^	21.18	(0.03)	(10.83)	(10.86)	$(0.07)	—	$(0.07)
2009^	10.25	0.01	7.35	7.36	(0.02)	—	(0.02)
2010^	17.59	(0.01)	4.83	4.82	(0.01)	—	(0.01)
2011	22.40	(0.01)	(1.28)	(1.29)	—	—	—
2012^^	21.11	0.09	2.18	2.27	—	$(0.77)	(0.77)
CLASS Y SHARES
2007^	17.12	0.04	3.81	3.85	—	—	—
2008^	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009^	10.15	(0.02)	7.27	7.25	—	—	—
2010^	17.40	(0.05)	4.77	4.72	—	—	—
2011	22.12	(0.07)	(1.26)	(1.33)	—	—	—
2012^^	20.79	0.06	2.15	2.21	—	(0.77)	(0.77)
MULTI CAP GROWTH CLASS X SHARES
2007^	12.62	0.04	2.41	2.45	—	—	—
2008^	15.07	(0.05)	(7.34)	(7.39)	—	—	—
2009^	7.68	(0.02)	5.38	5.36	—	—	—
2010^	13.04	(0.04)	3.56	3.52	—	—	—
2011	16.56	(0.09)	(1.18)	(1.27)	—	—	—
2012^^	15.29	0.00 (d)	1.41	1.41	—	(1.12)	(1.12)
CLASS Y SHARES
2007^	12.42	0.00	2.37	2.37	—	—	—
2008^	14.79	(0.08)	(7.19)	(7.27)	—	—	—
2009^	7.52	(0.05)	5.26	5.21	—	—	—
2010^	12.73	(0.07)	3.47	3.40	—	—	—
2011	16.13	(0.13)	(1.15)	(1.28)	—	—	—
2012^^	14.85	(0.02)	1.37	1.35	—	(1.12)	(1.12)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
FOCUS GROWTH CLASS X SHARES
2007^	$21.18	22.78%	$125,826	0.72%		0.44%		—		48%
2008^	10.25	(51.43)	48,722	0.70	(i)	(0.19	)(i)	0.01%		31
2009^	17.59	71.83	67,932	0.77	(i)	0.10	(i)	0.00	(g)	11
2010^	22.40	27.41	72,166	0.75	(i)	(0.04	)(i)	0.00	(g)	44
2011	21.11	(5.76)	55,818	0.76	(i)	(0.07	)(i)	0.00	(g)	32
2012^^	22.61	10.77 (k)	55,952	0.76	(i)(l)	0.73	(i)(l)	0.00	(g)(l)	27	(k)
CLASS Y SHARES
2007^	20.97	22.49	38,526	0.97		0.19		—		48
2008^	10.15	(51.57)	14,206	0.95	(i)	(0.44	)(i)	0.01		31
2009^	17.40	71.43	22,047	1.02	(i)	(0.15	)(i)	0.00	(g)	11
2010^	22.12	27.07	21,783	1.00	(i)	(0.29	)(i)	0.00	(g)	44
2011	20.79	(5.97)	16,191	1.01	(i)	(0.32	)(i)	0.00	(g)	32
2012^^	22.23	10.65 (k)	16,458	1.01	(i)(l)	0.48	(i)(l)	0.00	(g)(l)	27	(k)
MULTI CAP GROWTH CLASS X SHARES
2007^	15.07	19.32	17,108	0.94		0.26		—		57
2008^	7.68	(49.04)	6,744	1.04	(i)	(0.37	)(i)	0.00	(g)	33
2009^	13.04	69.79	9,601	1.23	(i)	(0.24	)(i)	0.00	(g)	23
2010^	16.56	26.99	10,230	1.08	(i)	(0.31	)(i)	0.00	(g)	27
2011	15.29	(7.67)	7,995	1.17	(i)	(0.57	)(i)	0.00	(g)	27
2012^^	15.58	9.21 (k)	8,029	1.28	(i)(l)	0.06	(i)(l)	0.01	(l)	30	(k)
CLASS Y SHARES
2007^	14.79	19.08	18,362	1.19		0.01		—		57
2008^	7.52	(49.15)	8,571	1.29	(i)	(0.62	)(i)	0.00	(g)	33
2009^	12.73	69.28	12,455	1.48	(i)	(0.49	)(i)	0.00	(g)	23
2010^	16.13	26.71	13,058	1.33	(i)	(0.56	)(i)	0.00	(g)	27
2011	14.85	(7.94)	8,797	1.42	(i)	(0.82	)(i)	0.00	(g)	27
2012^^	15.08	9.08 (k)	8,825	1.53	(i)(l)	(0.19	)(i)(l)	0.01	(l)	30	(k)

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2007^	$26.28	$0.16	$5.87	$6.03	$(0.12)	—	$(0.12)
2008^	32.19	(0.05)	(15.34)	(15.39)	(0.19)	—	(0.19)
2009^	16.61	0.03	10.01	10.04	—	—	—
2010^	26.65	0.10	8.63	8.73	(0.04)	—	(0.04)
2011	35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
2012^^	32.77	0.12	1.97	2.09	—	$(2.61)	(2.61)
CLASS Y SHARES
2007^	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)
2008^	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009^	16.34	(0.03)	9.84	9.81	—	—	—
2010^	26.15	0.03	8.46	8.49	—	—	—
2011	34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)
2012^^	32.11	0.07	1.94	2.01	—	(2.61)	(2.61)

^^  For the six months ended June, 30, 2012 (unaudited).

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.03% for the year ended 2009.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2007^	$32.19	22.94%	$38,069	0.67%		0.54%		—		78%
2008^	16.61	(48.06)	16,023	0.74	(i)	(0.19	)(i)	0.01%		43
2009^	26.65	60.45	21,310	0.84	(i)	0.12	(i)	0.00	(g)	36
2010^	35.34	32.79	24,319	0.79	(i)	0.36	(i)	0.00	(g)	44
2011	32.77	(6.97)	19,186	0.81	(i)	(0.19	)(i)	0.00	(g)	33
2012^^	32.25	6.36 (k)	18,647	0.91	(i)(l)	0.65	(i)(l)	0.00	(g)(l)	16	(k)
CLASS Y SHARES
2007^	31.67	22.65	12,788	0.92		0.29		—		78
2008^	16.34	(48.20)	5,469	0.99	(i)	(0.44	)(i)	0.01		43
2009^	26.15	60.04	8,267	1.09	(i)	(0.13	)(i)	0.00	(g)	36
2010^	34.64	32.47	10,828	1.04	(i)	0.11	(i)	0.00	(g)	44
2011	32.11	(7.18)	7,812	1.06	(i)	(0.44	)(i)	0.00	(g)	33
2012^^	31.51	6.25 (k)	7,609	1.16	(i)(l)	0.40	(i)(l)	0.00	(g)(l)	16	(k)

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2012
Class X	0.63%	(0.36)%
Class Y	0.88	(0.61)
December 31, 2011
Class X	0.61	(0.37)
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)
December 31, 2009
Class X	0.59	(0.17)
Class Y	0.84	(0.42)

(g)  Amount is less than 0.005%.

(h)  Distribution from paid-in-capital.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(j)  Includes dividends of less than $0.001.

(k)  Not annualized.

(l)  Annualized.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, London, E14 4QA England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

SELDIMSAN
IU12-01683P-Y06/12

#40474

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2012